UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023 - December 31, 2023

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2023

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

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TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MULTI-HEDGE STRATEGIES FUND	9
COMMODITIES STRATEGY FUND	57
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	71
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	94
OTHER INFORMATION	96
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	98
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	107

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for the Multi-Hedge Strategies Fund and Commodities Strategy Fund (each, a “Fund” and collectively, the “Funds”), separate series of Rydex Series Funds. This report covers the performance of the Funds for the annual period ended December 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2023

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s exposure to the commodities markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risk, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ● The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2023

The U.S. economy has proved resilient to tight monetary policy by the Federal Reserve (the “Fed”), helped by falling inflation boosting real incomes and consumer sentiment, an expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. We believe these tailwinds are likely to fade going forward which would pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers.

The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, has taken pressure off the economy and helped bring down recession risk. While it appears recession risk has come down, it is still materially higher than very optimistic market expectations would suggest. The 2024 election could add to volatility and uncertainty. We expect Treasury yields to decline more than the market currently anticipates in 2024, though they are unlikely to return to the lows of the last cycle.

We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

The two-year Treasury yield declined to 4.23% from 5.03% in the fourth quarter, while the 10-year Treasury yield dropped to 3.88% from 4.59%, a 9 basis point flattening in the 2s/10s yield curve. One basis point equals 0.01%. Investment-grade corporate bond issuance has been robust, predominantly split between financials and industrials. Investment-grade spreads, which peaked at 163 basis points in April, tightened to 103 basis points by the end of the year. Meanwhile, high-yield bond credit spreads narrowed to just 363 basis points by year-end, the tightest since April 2022, and marking a significant reduction from 491 basis points at the beginning of the year. Leveraged loan discount margins tightened from 652 basis points to 528 basis points, but 44% of the loan index is trading at spreads below 400 basis points and the median loan ended the year at 464 basis points. Structured credit spreads rallied into year-end, capping a strong year of outperformance for structured credit. In CLOs, we continue to expect range bound primary spreads and an increase in refinancings and resets in early 2024.

For the Reporting Period, the S&P 500® Index* returned 26.29%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 18.24%. The return of the MSCI Emerging Markets Index* was 9.83%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.53% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 13.45%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.05% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

Wilshire Focused Liquid Alternative Index measures the performance of a focused basket of mutual funds that provides risk adjusted exposure to equity hedge, global macro, relative value, and event driven alternative investment strategies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2023 and ending December 31, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Multi-Hedge Strategies Fund
Class A	1.86%	2.46%	$ 1,000.00	$ 1,024.60	$ 9.49
Class C	2.58%	2.09%	1,000.00	1,020.90	13.14
Class P	1.88%	2.45%	1,000.00	1,024.50	9.59
Institutional Class	1.62%	2.58%	1,000.00	1,025.80	8.27
Commodities Strategy Fund
Class A	1.57%	2.66%	1,000.00	1,026.60	8.02
Class C	2.32%	2.27%	1,000.00	1,022.70	11.83
Class H	1.57%	2.66%	1,000.00	1,026.60	8.02

Table 2. Based on hypothetical 5% return (before expenses)
Multi-Hedge Strategies Fund
Class A	1.86%	5.00%	$ 1,000.00	$ 1,015.83	$ 9.45
Class C	2.58%	5.00%	1,000.00	1,012.20	13.09
Class P	1.88%	5.00%	1,000.00	1,015.73	9.55
Institutional Class	1.62%	5.00%	1,000.00	1,017.04	8.24
Commodities Strategy Fund
Class A	1.57%	5.00%	1,000.00	1,017.29	7.98
Class C	2.32%	5.00%	1,000.00	1,013.51	11.77
Class H	1.57%	5.00%	1,000.00	1,017.29	7.98

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses which includes dividends on short sales and interest expenses. Excluding these expenses, the net expense ratio of the Multi-Hedge Strategies Fund would be 1.40%, 2.15%, 1.40% and 1.15% for the Class A, Class C, Class P and Institutional Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2023 to December 31, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

For the Reporting Period, Institutional Class shares of the Multi-Hedge Strategies Fund returned 4.51%, outperforming the HFRX Global Hedge Fund Index, the Fund’s benchmark, which returned 3.10%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

In 2023, the Federal Reserve (the “Fed”) announced four quarter point rate increases with the final increase in July raising the target upper bound lending rate to 5.50%. Higher lending rates helped to rein in inflation, yet we remain above the Fed’s 2% inflation target. Geopolitical tensions increased as the Ukraine/Russia war continued without any end in the foreseeable future, and the Israel/Hamas war began. Still, the markets proved resilient; with a strong labor market and growing hopes of future Fed rate cuts, we saw rebounds in both stocks and bonds in 2023. Large-cap growth equities (primarily in the Information Technology and Communication Services sectors) helped drive the market higher.

The S&P 500 Index ended the year up 26.29% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%. Alternatives in general also saw a rebound in 2023. The HFRX Global Hedge Fund Index was up 3.10% while the mutual-fund-focused Wilshire Focused Liquid Alternative Index was up 4.42%. The Fund’s return of 4.51% for the reporting period was in line with the majority of its peers.

By providing exposure to a collection of uncorrelated alternative strategies, the Fund generally mitigates the impact of macroeconomic and market fluctuations. Even in such a volatile year as 2023, the Fund had just a 36% correlation to equities, -22% correlation to bonds, and an annualized standard deviation of only 5.4% in 2023.

Standard deviation is a measure of risk, a statistic of the historical volatility of an investment. More generally, it is a measure of the extent to which numbers are spread around their average. The higher the number, the more volatility is to be expected.

At the highest classification level, all our strategies were positive contributors with Merger Arbitrage leading the way. Long/Short Equity, Global Macro, and Market Neutral were also positive contributors. Within Global Macro, the Flow and Carry strategies were by far the strongest drivers of returns while the Momentum and Value strategies had a down year.

Within Market Neutral, Closed-End Fund Arbitrage was a small positive contributor while Market Neutral Real Estate was a small detractor.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

How did the Fund use derivatives during the Reporting Period?

Our equity-based strategies, primarily Long/Short Equity and Market Neutral, use total return swaps to gain exposure to both long and short positions. Our Global Macro strategies use exchange-traded futures contracts covering a wide variety of equity indexes, fixed income, commodities, and currencies. In aggregate, while largely hedged, the derivatives had a net long exposure. The net performance impact of these derivatives was positive this fiscal year as the overall market had a large positive return.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

How was the Fund positioned at the end of the Reporting Period?

As of the end of the Reporting Period, the Fund was long 264% and short 183%. This provides the Fund with a net exposure of 81% and a gross exposure of 447%. By providing exposure to a wide variety of uncorrelated alternative strategies, we expect the Fund will generally mitigate the impact of macroeconomic and market fluctuations while seeking capital appreciation with low correlations to both equity and bond markets.

Performance displayed represents past performance which is no guarantee of future results.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Inception Dates:
Class A	September 19, 2005
Class C	September 19, 2005
Class P	September 19, 2005
Institutional Class	May 3, 2010

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	7.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.0%
Capri Holdings Ltd.	3.1%
Splunk, Inc.	2.9%
Sovos Brands, Inc.	2.5%
Textainer Group Holdings Ltd.	2.4%
Guggenheim Strategy Fund III	2.3%
Olink Holding AB ADR	2.1%
SP Plus Corp.	1.9%
Chico’s FAS, Inc.	1.6%
Top Ten Total	32.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Average Annual Returns*

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Class A Shares	4.27%	3.95%	2.37%
Class A Shares with sales charge†	(0.68%)	2.95%	1.87%
Class C Shares	3.46%	3.19%	1.62%
Class C Shares with CDSC‡	2.46%	3.19%	1.62%
Class P Shares	4.25%	3.95%	2.39%
Institutional Class Shares	4.51%	4.22%	2.62%
S&P 500 Index	26.29%	15.69%	12.03%
HFRX Global Hedge Fund Index	3.10%	3.46%	1.41%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and HFRX Global Hedge Fund Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS† - 38.9%

Consumer, Non-cyclical - 12.2%
Textainer Group Holdings Ltd.	40,879	$2,011,247
Olink Holding AB ADR*,1	69,974	1,759,846
SP Plus Corp.*	31,250	1,601,562
Amedisys, Inc.*,1	13,013	1,237,016
ImmunoGen, Inc.*,1	38,214	1,133,045
Mirati Therapeutics, Inc.*	18,883	1,109,377
Cerevel Therapeutics Holdings, Inc.*	18,208	772,019
Karuna Therapeutics, Inc.*	2,296	726,707
Total Consumer, Non-cyclical		10,350,819

Consumer, Cyclical - 10.3%
Capri Holdings Ltd.*,1	53,142	2,670,117
Sovos Brands, Inc.*,1	98,321	2,166,011
Chico’s FAS, Inc.*	177,598	1,346,193
Bluegreen Vacations Holding Corp.[2]	12,173	914,436
NEOGAMES S.A.*	19,035	544,972
iRobot Corp.*,1	12,316	476,629
Spirit Airlines, Inc.[1]	21,083	345,550
Hawaiian Holdings, Inc.*	18,937	268,906
Total Consumer, Cyclical		8,732,814

Financial - 6.6%
National Western Life Group, Inc. — Class A1	2,604	1,257,784
Spirit Realty Capital, Inc. REIT	22,820	997,006
Physicians Realty Trust REIT	72,293	962,220
RPT Realty REIT	72,740	933,254
Cambridge Bancorp	13,406	930,376
Lakeland Bancorp, Inc.	36,286	536,670
Total Financial		5,617,310

Technology - 4.9%
Splunk, Inc.*,1	15,987	2,435,620
EngageSmart, Inc.*	43,978	1,007,096
Alteryx, Inc. — Class A*	15,876	748,712
Total Technology		4,191,428

Energy - 2.5%
Pioneer Natural Resources Co.[1]	4,957	1,114,730
Hess Corp.	7,182	1,035,357
Total Energy		2,150,087

Communications - 1.9%
DISH Network Corp. — Class A*	148,051	854,254
Rover Group, Inc.*	73,638	801,181
Total Communications		1,655,435

Utilities - 0.5%
PNM Resources, Inc.	9,414	391,622

Total Common Stocks
(Cost $32,114,525)		33,089,515

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Alexion Pharmaceuticals, Inc.*	34,843	—
Novartis AG*	9,562	—
Johnson & Johnson*	3,841	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $3,729)		—

MUTUAL FUNDS† - 16.1%
Guggenheim Strategy Fund II3	269,618	6,605,643
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	522,178	5,143,454

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Guggenheim Strategy Fund III[3]	79,031	$1,940,217
Total Mutual Funds
(Cost $13,872,533)		13,689,314

CLOSED-END Mutual FUNDS† - 6.9%
abrdn Life Sciences Investors	12,569	169,179
abrdn Healthcare Investors	10,073	166,910
BNY Mellon Strategic Municipal Bond Fund, Inc.	28,134	160,645
DWS Municipal Income Trust	18,011	160,118
Gabelli Dividend & Income Trust	7,395	160,028
Pioneer Municipal High Income Fund Trust	18,429	159,042
abrdn Healthcare Opportunities Fund	8,748	158,426
SRH Total Return Fund, Inc.	11,192	155,233
General American Investors Company, Inc.	3,586	154,019
Neuberger Berman Municipal Fund, Inc.[2]	14,738	152,538
Nuveen Pennsylvania Quality Municipal Income Fund	12,055	139,597
BNY Mellon Strategic Municipals, Inc.	22,652	132,741
Clough Global Equity Fund	18,554	109,933
AllianceBernstein National Municipal Income Fund, Inc.	9,912	107,446
Duff & Phelps Utility and Infrastructure Fund, Inc.	11,418	104,703
Gabelli Healthcare & WellnessRx Trust	11,147	104,002
Nuveen New Jersey Quality Municipal Income Fund	8,809	103,770
BlackRock MuniHoldings Quality Fund II, Inc.	8,511	85,280
abrdn National Municipal Income Fund	7,521	76,789
Invesco California Value Municipal Income Trust	7,462	73,128
Mexico Fund, Inc.	3,814	72,771
Nuveen California Quality Municipal Income Fund	6,372	70,666
Western Asset Managed Municipals Fund, Inc.	6,891	70,082
Invesco Dynamic Credit Opportunities Fund	5,960	69,810
BlackRock MuniHoldings Fund, Inc.	5,300	63,123
Virtus Total Return Fund, Inc.	11,300	62,263
BlackRock MuniYield Michigan Quality Fund, Inc.	4,319	49,064
BlackRock Municipal Income Trust	4,802	48,356
Invesco Trust for Investment Grade Municipals	4,733	46,809
BlackRock Municipal Income Trust II	4,255	45,443

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Invesco Trust for Investment Grade New York Municipals	4,235	$44,086
BlackRock MuniHoldings California Quality Fund, Inc.	3,395	37,786
Ellsworth Growth and Income Fund Ltd.	4,633	37,433
Nuveen AMT-Free Municipal Credit Income Fund	3,131	37,008
Swiss Helvetia Fund, Inc.	4,362	35,768
First Trust Specialty Finance and Financial Opportunities Fund	8,753	31,336
Herzfeld Caribbean Basin Fund, Inc.	10,499	29,186
Nuveen Arizona Quality Municipal Income Fund	2,616	28,017
Nuveen Massachusetts Quality Municipal Income Fund	2,631	27,652
BNY Mellon Municipal Income, Inc.	3,778	24,557
Tortoise Power and Energy Infrastructure Fund, Inc.	1,615	22,633
CBRE Global Real Estate Income Fund	3,777	20,509
Gabelli Global Small and Mid Capital Value Trust	1,733	20,328
Cohen & Steers Quality Income Realty Fund, Inc.[2]	1,612	19,731
BlackRock MuniYield Quality Fund III, Inc.	1,660	19,322
Nuveen Quality Municipal Income Fund	1,672	19,144
Nuveen Floating Rate Income Fund	2,322	19,087
Nuveen AMT-Free Quality Municipal Income Fund	1,729	19,019
Nuveen Municipal Credit Income Fund	1,600	18,912
abrdn Japan Equity Fund, Inc.	3,281	18,833
Nuveen Municipal High Income Opportunity Fund	1,903	18,802
BlackRock MuniYield Quality Fund, Inc.[2]	1,538	18,748
Nuveen Municipal Value Fund, Inc.	2,178	18,731
Eaton Vance Tax-Advantaged Dividend Income Fund	840	18,690
BlackRock Municipal 2030 Target Term Trust	896	18,637
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	2,413	18,628
Nuveen Credit Strategies Income Fund	3,421	17,858
BlackRock Municipal Income Fund, Inc.	1,507	17,542

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
GAMCO Natural Resources Gold & Income Trust	3,399	$17,471
New Germany Fund, Inc.	1,954	17,078
Nuveen New York AMT-Free Quality Municipal Income Fund	1,603	16,880
Invesco Municipal Opportunity Trust	1,716	16,491
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	2,092	16,255
PIMCO Municipal Income Fund II	1,950	16,185
Eaton Vance Municipal Bond Fund	1,588	16,086
Nuveen S&P 500 Buy-Write Income Fund	1,216	15,601
Invesco Municipal Trust	1,634	15,572
Virtus Convertible & Income Fund II	5,202	15,502
Western Asset Inflation-Linked Opportunities & Income Fund	1,764	15,294
Virtus Convertible & Income Fund	4,527	15,256
Blackstone Strategic Credit Fund	1,347	15,248
Flaherty & Crumrine Preferred and Income Securities Fund, Inc.	1,095	15,221
Eaton Vance Tax-Advantaged Global Dividend Income Fund	887	15,168
abrdn Emerging Markets Equity Income Fund, Inc.	2,899	14,814
John Hancock Tax-Advantaged Dividend Income Fund	767	14,550
Western Asset Emerging Markets Debt Fund, Inc.	1,554	14,312
Invesco Value Municipal Income Trust	1,217	14,275
Invesco Quality Municipal Income Trust	1,501	14,275
Nuveen California AMT-Free Quality Municipal Income Fund	1,219	14,067
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	1,231	14,046
PGIM Global High Yield Fund, Inc.	1,221	13,870
John Hancock Premium Dividend Fund	1,269	13,515
Allspring Income Opportunities	2,068	13,483
PGIM High Yield Bond Fund, Inc.	1,088	13,404
BlackRock MuniYield New York Quality Fund, Inc.	1,296	13,388
Neuberger Berman High Yield Strategies Fund, Inc.	1,703	13,147
Nuveen Dow 30sm Dynamic Overwrite Fund	939	13,146

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Apollo Senior Floating Rate Fund, Inc.	987	$13,078
Putnam Municipal Opportunities Trust	1,277	13,064
BlackRock California Municipal Income Trust[2]	1,081	13,004
Nuveen California Municipal Value Fund, Inc.	1,450	12,992
Invesco Advantage Municipal Income Trust II	1,536	12,979
Nuveen New York Quality Municipal Income Fund	1,175	12,972
BlackRock MuniVest Fund, Inc.	1,817	12,937
Liberty All Star Growth Fund, Inc.	2,431	12,836
Putnam Managed Municipal Income Trust	2,093	12,725
Nuveen Real Estate Income Fund	1,613	12,614
Western Asset High Income Opportunity Fund, Inc.	3,260	12,584
Nuveen Real Asset Income and Growth Fund	1,073	12,576
PIMCO California Municipal Income Fund	1,349	12,573
RiverNorth Opportunities Fund, Inc.	1,136	12,485
PIMCO California Municipal Income Fund II	2,143	12,429
John Hancock Tax-Advantaged Global Shareholder Yield Fund	2,429	12,412
Nuveen Global High Income Fund	1,016	12,395
Eaton Vance California Municipal Bond Fund	1,344	12,298
Eaton Vance Risk-Managed Diversified Equity Income Fund	1,566	12,277
MFS Intermediate Income Trust	4,563	12,229
MFS Charter Income Trust	1,885	12,177
Nuveen S&P 500 Dynamic Overwrite Fund	808	12,152
BlackRock MuniHoldings New York Quality Fund, Inc.	1,140	11,981
BlackRock New York Municipal Income Trust	1,135	11,952
Nuveen Virginia Quality Municipal Income Fund	1,107	11,934
LMP Capital and Income Fund, Inc.	845	11,838
MFS Municipal Income Trust	2,283	11,803
Neuberger Berman Real Estate Securities Income Fund, Inc.	3,696	11,790
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	497	11,749

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Eaton Vance Tax-Managed Buy-Write Income Fund	902	$11,708
Blackstone Long-Short Credit Income Fund	1,013	11,599
Invesco Pennsylvania Value Municipal Income Trust	1,159	11,590
Flaherty & Crumrine Total Return Fund, Inc.	791	11,509
Federated Hermes Premier Municipal Income Fund	1,036	11,386
Western Asset Municipal High Income Fund, Inc.	1,770	11,363
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	1,356	11,329
Eaton Vance New York Municipal Bond Fund	1,173	11,319
Nuveen New York Municipal Value Fund	1,365	11,302
Allspring Global Dividend Opportunity Fund	2,599	11,280
Allspring Multi-Sector Income Fund	1,189	11,224
PIMCO New York Municipal Income Fund II	1,477	11,210
DTF Tax-Free Income 2028 Term Fund, Inc.	1,042	11,202
MFS High Yield Municipal Trust	3,383	11,198
MFS Multimarket Income Trust	2,456	11,175
BlackRock MuniYield Pennsylvania Quality Fund	960	11,165
MFS High Income Municipal Trust	3,141	11,151
Nuveen Municipal Income Fund, Inc.	1,212	11,150
John Hancock Hedged Equity & Income Fund	1,107	11,125
Western Asset Inflation-Linked Income Fund	1,370	11,124
Royce Micro-Capital Trust, Inc.	1,203	11,115
DWS Strategic Municipal Income Trust	1,285	11,115
Nuveen California Select Tax-Free Income Portfolio	868	11,102
Royce Value Trust, Inc.	762	11,101
MFS Investment Grade Municipal Trust	1,466	11,098
Eaton Vance Municipal Income 2028 Term Trust	640	11,098
Flaherty & Crumrine Preferred & Income Fund, Inc.	1,123	11,095
Source Capital, Inc.	274	11,063
Franklin Universal Trust	1,642	10,919
Flaherty & Crumrine Preferred and Income Opportunity Fund, Inc.	1,369	10,897
Cohen & Steers REIT and Preferred and Income Fund, Inc.	540	10,886
Miller/Howard High Dividend Fund	1,025	10,875

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen Select Maturities Municipal Fund	1,232	$10,866
John Hancock Investors Trust	838	10,844
BlackRock Corporate High Yield Fund, Inc.	1,147	10,816
Western Asset Investment Grade Income Fund, Inc.	898	10,812
Nuveen New York Select Tax-Free Income Portfolio	920	10,810
John Hancock Income Securities Trust	991	10,782
Western Asset Intermediate Muni Fund, Inc.	1,400	10,780
BlackRock Utilities Infrastructure & Power Opportunities Trust	494	10,779
Invesco High Income Trust II	1,035	10,754
abrdn Australia Equity Fund, Inc.	2,478	10,730
Bancroft Fund Ltd.	669	10,691
MFS Government Markets Income Trust	3,361	10,688
Nuveen Minnesota Quality Municipal Income Fund	973	10,684
abrdn Global Premier Properties Fund	2,751	10,674
BlackRock Long-Term Municipal Advantage Trust	1,043	10,670
Principal Real Estate Income Fund	1,129	10,669
Allspring Utilities and High Income Fund	1,158	10,665
Morgan Stanley Emerging Markets Debt Fund, Inc.	1,533	10,654
First Trust High Income Long/Short Fund	881	10,651
Voya Emerging Markets High Dividend Equity Fund	2,011	10,638
Western Asset Global Corporate Defined Opportunity Fund, Inc.	832	10,625
Templeton Emerging Markets Fund/United States	908	10,605
Pioneer Municipal High Income Advantage Fund, Inc.	1,321	10,594
BlackRock Floating Rate Income Strategies Fund, Inc.	834	10,558
Gabelli Convertible and Income Securities Fund, Inc.	2,928	10,541
Sprott Focus Trust, Inc.	1,317	10,536
Lazard Global Total Return and Income Fund, Inc.	687	10,525
BlackRock Health Sciences Trust	260	10,520
MFS Intermediate High Income Fund	6,105	10,501
Insight Select Income Fund	657	10,492

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
PIMCO California Municipal Income Fund III	1,422	$10,480
Adams Diversified Equity Fund, Inc.	590	10,449
Credit Suisse High Yield Bond Fund	5,270	10,434
Eaton Vance California Municipal Income Trust	1,008	10,423
BlackRock MuniYield Quality Fund II, Inc.	1,006	10,412
BlackRock Taxable Municipal Bond Trust	639	10,390
BlackRock Municipal Income Quality Trust	926	10,381
Tri-Continental Corp.	360	10,379
First Trust Senior Floating Rate Income Fund II	1,024	10,332
First Trust Intermediate Duration Preferred & Income Fund[2]	633	10,324
Voya Asia Pacific High Dividend Equity Income Fund	1,717	10,319
abrdn Total Dynamic Dividend Fund	1,280	10,317
Eaton Vance Municipal Income Trust	1,050	10,311
abrdn Global Dynamic Dividend Fund	1,102	10,293
Eaton Vance Senior Floating-Rate Trust	810	10,255
Gabelli Global Utility & Income Trust	778	10,254
Pioneer Diversified High Income Fund, Inc.	955	10,246
BlackRock Enhanced International Dividend Trust	1,944	10,245
BNY Mellon High Yield Strategies Fund	4,470	10,236
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	1,295	10,192
Eaton Vance Floating-Rate Income Trust	811	10,178
Pioneer High Income Fund, Inc.	1,418	10,139
Voya Global Advantage and Premium Opportunity Fund	1,188	10,122
PIMCO Municipal Income Fund III	1,360	10,050
BlackRock Enhanced Global Dividend Trust	1,011	10,029
Royce Global Value Trust, Inc.	1,026	10,003
BlackRock Resources & Commodities Strategy Trust	1,124	9,981
BlackRock Enhanced Equity Dividend Trust	1,284	9,874
TCW Strategic Income Fund, Inc.	2,140	9,823
BlackRock Virginia Municipal Bond Trust	826	8,967

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Nuveen Preferred & Income Opportunities Fund	1,280	$8,653
Cohen & Steers Infrastructure Fund, Inc.	403	8,560
Liberty All-Star Equity Fund	1,333	8,505
Nuveen Multi-Market Income Fund	1,373	8,114
European Equity Fund, Inc.	930	8,035
Nuveen NASDAQ 100 Dynamic Overwrite Fund	319	7,385
Nuveen Missouri Quality Municipal Income Fund	685	6,874
Eaton Vance Tax-Managed Diversified Equity Income Fund	522	6,363
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	481	5,931
Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	280	5,160
Highland Opportunities and Income Fund	652	5,014
MainStay MacKay DefinedTerm Municipal Opportunities Fund	269	4,371
KKR Income Opportunities Fund	287	3,608
Eaton Vance Enhanced Equity Income Fund II	185	3,463
First Trust Mortgage Income Fund	254	3,078
Ares Dynamic Credit Allocation Fund, Inc.	214	2,943
Saba Capital Income & Opportunities Fund II	752	2,850
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	149	2,645
Neuberger Berman Energy Infrastructure and Income Fund, Inc.	350	2,408
Nuveen Multi-Asset Income Fund	193	2,374
NXG Cushing Midstream Energy Fund	69	2,338
Eaton Vance Enhanced Equity Income Fund	134	2,222
Clough Global Opportunities Fund	446	2,096
Saba Capital Income & Opportunities Fund	267	2,059
Franklin Limited Duration Income Trust	311	1,934
Templeton Emerging Markets Income Fund	378	1,928
Barings Global Short Duration High Yield Fund	132	1,774
Putnam Premier Income Trust	381	1,360

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
New America High Income Fund, Inc.	186	$1,309
Highland Global Allocation Fund	152	1,195
Invesco Bond Fund	69	1,050
Western Asset Mortgage Opportunity Fund, Inc.	88	983
Special Opportunities Fund, Inc.	77	913
Eaton Vance Short Duration Diversified Income Fund	73	758
High Income Securities Fund	115	738
Clough Global Dividend and Income Fund	117	602
PIMCO New York Municipal Income Fund	72	566
Western Asset Premier Bond Fund	45	486
Putnam Master Intermediate Income Trust	138	440
First Trust Enhanced Equity Income Fund	24	439
MFS Special Value Trust	40	164
Nuveen Intermediate Duration Municipal Term Fund Liquidating Trust	955	—
Total Closed-End Mutual Funds
(Cost $5,373,769)		5,820,485

	Face Amount
U.S. TREASURY BILLS†† - 19.7%
U.S. Treasury Bills
5.18% due 02/13/24[4]	$8,700,000	8,646,423
5.17% due 01/09/24[4,5]	8,103,000	8,094,738
Total U.S. Treasury Bills
(Cost $16,738,781)		16,741,161

REPURCHASE AGREEMENTS††,6 - 13.8%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	6,477,929	6,477,929
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	5,220,474	5,220,474
Total Repurchase Agreements
(Cost $11,698,403)		11,698,403

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.9%
Money Market Fund
First American Government Obligations Fund - Class X, 5.29%[8]	758,963	758,963
Total Securities Lending Collateral
(Cost $758,963)		758,963

Total Investments - 96.3%
(Cost $80,560,703)		81,797,841

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
COMMON STOCKS SOLD SHORT† - (8.8)%
Communications - (1.0)%
EchoStar Corp. — Class A*	51,948	$(860,778)
Energy - (2.6)%
Chevron Corp.	7,362	(1,098,116)
Exxon Mobil Corp.	11,517	(1,151,469)
Total Energy		(2,249,585)

Financial - (5.2)%
Provident Financial Services, Inc.	30,186	(544,254)
Kimco Realty Corp.	44,000	(937,640)
Eastern Bankshares, Inc.	66,440	(943,448)
Healthpeak Properties, Inc.	48,725	(964,755)
Realty Income Corp.	17,389	(998,476)
Total Financial		(4,388,573)

Total Common Stocks Sold Short
(Proceeds $6,534,446)		(7,498,936)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (6.8)%
iShares MBS ETF	47	(4,422)
iShares Agency Bond ETF	53	(5,747)
iShares Mortgage Real Estate ETF	252	(5,945)
Materials Select Sector SPDR Fund	78	(6,672)
VanEck Gold Miners ETF	228	(7,070)
iShares MSCI All Country Asia ex Japan ETF	109	(7,256)
Energy Select Sector SPDR Fund	93	(7,797)
Financial Select Sector SPDR Fund	279	(10,491)
SPDR Gold Shares — Class D	61	(11,661)
iShares 7-10 Year Treasury Bond ETF	153	(14,748)
iShares JP Morgan USD Emerging Markets Bond ETF	208	(18,525)
iShares TIPS Bond ETF	184	(19,778)
iShares MSCI Emerging Markets ETF	615	(24,729)
iShares Latin America 40 ETF	869	(25,253)
iShares Core High Dividend ETF	330	(33,657)
iShares Floating Rate Bond ETF	956	(48,393)
iShares Preferred & Income Securities ETF	1,680	(52,399)
iShares iBoxx $ Investment Grade Corporate Bond ETF	558	(61,748)
iShares U.S. Real Estate ETF	702	(64,170)
iShares Russell 1000 Growth ETF	221	(67,001)
Schwab U.S. Aggregate Bond ETF	1,486	(69,277)
SPDR Bloomberg Convertible Securities ETF	1,098	(79,221)
Utilities Select Sector SPDR Fund	1,755	(111,144)
SPDR S&P Biotech ETF	1,458	(130,185)
Invesco Senior Loan ETF	6,468	(136,992)
iShares Russell 2000 Index ETF	967	(194,087)
SPDR S&P 500 ETF Trust	746	(354,581)
iShares Russell 1000 Value ETF	2,184	(360,906)
iShares MSCI EAFE ETF	4,790	(360,926)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Value
Health Care Select Sector SPDR Fund	2,827	$(385,546)
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	16,431	(415,704)
VanEck High Yield Muni ETF	8,384	(432,866)
iShares National Muni Bond ETF	4,579	(496,409)
SPDR Nuveen Bloomberg Municipal Bond ETF	16,029	(753,363)
iShares iBoxx High Yield Corporate Bond ETF	13,273	(1,027,198)
Total Exchange-Traded Funds Sold Short
(Proceeds $5,936,936)		(5,805,867)

Total Securities Sold Short - (15.6)%
(Proceeds $12,471,382)		$(13,304,803)
Other Assets & Liabilities, net - 19.3%		16,430,995
Total Net Assets - 100.0%		$84,924,033

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Interest Rate Futures Contracts Purchased†
Euro - BTP Italian Government Bond Futures Contracts††	51	Mar 2024	$6,715,150	$223,083
U.S. Treasury 10 Year Note Futures Contracts	70	Mar 2024	7,891,406	119,325
Euro - OATS Futures Contracts	47	Mar 2024	6,820,605	49,343
Euro - Bund Futures Contracts	52	Mar 2024	7,876,369	25,302
Australian Government 10 Year Bond Futures Contracts	55	Mar 2024	4,368,507	24,391
Canadian Government 10 Year Bond Futures Contracts	11	Mar 2024	1,030,931	(56)
Euro - 30 year Bond Futures Contracts	6	Mar 2024	934,850	(1,811)
			$35,637,818	$439,577
Currency Futures Contracts Purchased†
British Pound Futures Contracts	164	Mar 2024	$13,070,800	$128,386
New Zealand Dollar Futures Contracts	70	Mar 2024	4,426,800	118,248
Japanese Yen Futures Contracts	46	Mar 2024	4,127,350	82,343
Euro FX Futures Contracts	2	Mar 2024	276,875	(329)
			$21,901,825	$328,648
Equity Futures Contracts Purchased†
S&P/TSX 60 IX Index Futures Contracts	3	Mar 2024	$575,734	$4,220
OMX Stockholm 30 Index Futures Contracts††	17	Jan 2024	406,302	4,162
SPI 200 Index Futures Contracts††	6	Mar 2024	772,199	3,044
FTSE MIB Index Futures Contracts	3	Mar 2024	506,681	2,829
Euro STOXX 50 Index Futures Contracts	10	Mar 2024	503,754	2,090
DAX Index Futures Contracts	1	Mar 2024	467,315	1,585
CAC 40 10 Euro Index Futures Contracts	7	Jan 2024	585,446	(1,196)
S&P 500 Index Mini Futures Contracts	2	Mar 2024	481,900	(1,276)
CBOE Volatility Index Futures Contracts	231	May 2024	4,019,400	(1,428)
Russell 2000 Index Mini Futures Contracts	3	Mar 2024	307,050	(1,620)
Nikkei 225 (OSE) Index Futures Contracts	2	Mar 2024	472,114	(1,955)
NASDAQ-100 Index Mini Futures Contracts	2	Mar 2024	680,770	(2,803)
Tokyo Stock Price Index Futures Contracts	3	Mar 2024	501,656	(3,789)
IBEX 35 Index Futures Contracts††	5	Jan 2024	557,678	(4,147)
CBOE Volatility Index Futures Contracts	318	Jun 2024	5,644,500	(11,295)
			$16,482,499	$(11,579)
Commodity Futures Contracts Purchased†
Natural Gas Futures Contracts	141	Feb 2024	$3,275,430	$171,660
Coffee ‘C’ Futures Contracts	19	Mar 2024	1,340,925	75,411
Cocoa Futures Contracts	29	Mar 2024	1,218,000	55,699
NY Harbor ULSD Futures Contracts	57	Mar 2024	5,915,095	55,343
Low Sulphur Gas Oil Futures Contracts	13	Feb 2024	963,950	17,641
LME Lead Futures Contracts	1	Feb 2024	51,559	1,153
Gold 100 oz. Futures Contracts	4	Feb 2024	829,160	61
Silver Futures Contracts	3	Mar 2024	360,525	(10,123)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Commodity Futures Contracts Purchased† (continued)
Sugar #11 Futures Contracts	32	Feb 2024	$734,362	$(14,743)
Soybean Meal Futures Contracts	30	Mar 2024	1,158,300	(23,194)
Brent Crude Futures Contracts	11	Jan 2024	847,880	(28,398)
WTI Crude Futures Contracts	11	Jan 2024	785,180	(29,497)
Soybean Futures Contracts	30	Mar 2024	1,946,250	(42,857)
Coffee ‘C’ Futures Contracts	48	May 2024	3,353,400	(162,976)
Live Cattle Futures Contracts	162	Jun 2024	11,012,760	(181,542)
Gasoline RBOB Futures Contracts	69	Jan 2024	6,112,462	(183,029)
			$39,905,238	$(299,391)
Commodity Futures Contracts Sold Short†
Gasoline RBOB Futures Contracts	61	Mar 2024	$5,934,873	$229,348
Coffee ‘C’ Futures Contracts	49	Jul 2024	3,426,019	163,899
Live Cattle Futures Contracts	146	Apr 2024	10,053,560	104,013
Corn Futures Contracts	108	Mar 2024	2,542,050	94,999
Natural Gas Futures Contracts	50	Jan 2024	1,254,000	20,143
Lean Hogs Futures Contracts	17	Feb 2024	464,270	19,172
Soybean Oil Futures Contracts	46	Mar 2024	1,328,940	14,082
Hard Red Winter Wheat Futures Contracts	47	Mar 2024	1,512,812	10,282
Live Cattle Futures Contracts	5	Feb 2024	337,050	9,884
Cotton #2 Futures Contracts	23	Mar 2024	930,925	1,980
Copper Futures Contracts	2	Mar 2024	194,625	(7,147)
LME Nickel Futures Contracts	6	Feb 2024	594,738	(11,959)
LME Zinc Futures Contracts	4	Feb 2024	265,930	(23,893)
NY Harbor ULSD Futures Contracts	41	Jan 2024	4,390,067	(28,367)
LME Primary Aluminum Futures Contracts	9	Feb 2024	533,025	(49,963)
Wheat Futures Contracts	37	Mar 2024	1,163,188	(65,154)
Cattle Feeder Futures Contracts	22	Mar 2024	2,454,375	(113,096)
Natural Gas Futures Contracts	153	Mar 2024	3,523,590	(121,249)
			$40,904,037	$246,974
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	298	Jan 2024	$4,201,800	$225,298
FTSE 100 Index Futures Contracts††	45	Mar 2024	4,428,307	(39,900)
			$8,630,107	$185,398
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Long Bond Futures Contracts	5	Mar 2024	$622,500	$2,192
U.S. Treasury Ultra Long Bond Futures Contracts	3	Mar 2024	399,187	1,509
Long Gilt Futures Contracts††	94	Mar 2024	12,331,051	(364,558)
			$13,352,738	$(360,857)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Futures Contracts (concluded)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Canadian Dollar Futures Contracts	18	Mar 2024	$1,360,080	$(21,178)
Australian Dollar Futures Contracts	52	Mar 2024	3,552,380	(110,759)
Swiss Franc Futures Contracts	85	Mar 2024	12,732,469	(512,760)
			$17,644,929	$(644,697)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$18,595,170	$2,316,029
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	08/31/28	18,588,953	2,018,707
Goldman Sachs International	GS Long/Short Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	16,601,210	1,662,319
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	08/31/28	17,202,726	1,306,437
						$70,988,059	$7,303,492

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Market Neutral Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$18,712,034	$160,324
Goldman Sachs International	GS Long/Short Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	11,840,796	(800,580)
Morgan Stanley Capital Services LLC	MS Long/Short Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	08/31/28	11,840,834	(932,749)
Morgan Stanley Capital Services LLC	MS Equity Market Neutral Custom Basket	Receive	5.01% (Federal Funds Rate - 0.32%)	At Maturity	08/31/28	18,712,025	(1,603,369)
						$61,105,689	$(3,176,374)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS LONG/SHORT EQUITY LONG CUSTOM BASKET
Industrial
Acuity Brands, Inc.	875	1.07%	$37,108
Boise Cascade Co.	1,398	1.05%	32,986
Mueller Industries, Inc.	2,633	0.72%	24,335
TD SYNNEX Corp.	1,571	0.98%	20,743
Terex Corp.	2,385	0.80%	20,183
Encore Wire Corp.	397	0.49%	18,344
Owens Corning	573	0.49%	16,703
UFP Industries, Inc.	729	0.53%	16,239
Middleby Corp.	1,166	1.00%	15,774
Snap-on, Inc.	576	0.97%	14,091
Scorpio Tankers, Inc.	1,335	0.47%	13,094
Teekay Corp.	14,758	0.61%	12,969
Builders FirstSource, Inc.	288	0.28%	12,865
Atkore, Inc.	418	0.39%	12,240
Teekay Tankers Ltd. — Class A	1,181	0.34%	11,372
Apogee Enterprises, Inc.	2,945	0.91%	10,967
Keysight Technologies, Inc.	492	0.45%	10,689
Carlisle Companies, Inc.	417	0.76%	9,082
Ardmore Shipping Corp.	4,949	0.41%	8,052
Griffon Corp.	694	0.25%	7,958
Argan, Inc.	1,705	0.46%	7,653
EnerSys	669	0.39%	6,339
Donaldson Company, Inc.	2,619	0.99%	5,987
Huntington Ingalls Industries, Inc.	263	0.40%	4,975
Insteel Industries, Inc.	905	0.20%	4,904
Garmin Ltd.	981	0.73%	4,276
Brady Corp. — Class A	2,047	0.70%	3,478
AGCO Corp.	855	0.60%	3,067
Lindsay Corp.	379	0.28%	2,640
International Seaways, Inc.	3,013	0.80%	2,616
A O Smith Corp.	483	0.23%	2,612
Vontier Corp.	1,669	0.34%	488
Total Industrial			374,829

Communications
InterDigital, Inc.	1,587	1.00%	41,210
IDT Corp. — Class B	3,066	0.61%	31,528
AT&T, Inc.	8,371	0.82%	18,148
Yelp, Inc. — Class A	3,561	0.98%	13,076
T-Mobile US, Inc.	912	0.85%	12,847
Verizon Communications, Inc.	3,649	0.80%	12,526
Juniper Networks, Inc.	5,025	0.86%	10,621
Meta Platforms, Inc. — Class A	229	0.47%	9,205
eBay, Inc.	1,987	0.50%	9,150
Shutterstock, Inc.	1,322	0.37%	8,595
Cargurus, Inc.	1,469	0.21%	3,295
A10 Networks, Inc.	2,536	0.19%	2,867
VeriSign, Inc.	707	0.85%	1,025
TEGNA, Inc.	8,020	0.71%	317
Gogo, Inc.	4,759	0.28%	(2,020)
Ciena Corp.	1,247	0.33%	(2,264)
Spok Holdings, Inc.	2,227	0.20%	(2,468)

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Fox Corp. — Class A	5,337	0.92%	$(5,626)
Ooma, Inc.	5,979	0.37%	(7,139)
Cisco Systems, Inc.	3,361	0.99%	(14,139)
Total Communications			140,754

Financial
Ambac Financial Group, Inc.	10,845	1.04%	36,560
MGIC Investment Corp.	9,038	1.01%	16,511
International Bancshares Corp.	1,705	0.54%	16,048
Walker & Dunlop, Inc.	763	0.49%	15,274
Radian Group, Inc.	5,954	0.99%	14,340
Essent Group Ltd.	3,263	1.00%	13,964
SouthState Corp.	975	0.48%	12,808
Preferred Bank/Los Angeles CA	492	0.21%	5,524
Jackson Financial, Inc. — Class A	1,769	0.53%	5,225
Interactive Brokers Group, Inc. — Class A	1,365	0.66%	5,173
Affiliated Managers Group, Inc.	284	0.25%	3,993
Enact Holdings, Inc.	2,876	0.48%	2,801
Mr Cooper Group, Inc.	1,088	0.41%	2,280
Equity Commonwealth	8,410	0.94%	239
Total Financial			150,740

Consumer, Non-cyclical
Innoviva, Inc.	8,024	0.75%	26,545
Viatris, Inc.	16,828	1.06%	19,566
Premier, Inc. — Class A	5,248	0.68%	10,975
Gilead Sciences, Inc.	2,070	0.97%	10,137
Biogen, Inc.	387	0.58%	8,602
Merck & Company, Inc.	1,529	0.97%	8,578
Exelixis, Inc.	4,269	0.60%	7,262
Perdoceo Education Corp.	4,811	0.49%	4,763
Neurocrine Biosciences, Inc.	276	0.21%	4,266
Alarm.com Holdings, Inc.	569	0.21%	4,231
Molina Healthcare, Inc.	150	0.32%	3,813
Ingredion, Inc.	1,510	0.95%	3,656
Centene Corp.	643	0.28%	3,505
Hologic, Inc.	2,274	0.94%	2,472
Thermo Fisher Scientific, Inc.	65	0.20%	2,192
Baxter International, Inc.	1,232	0.28%	2,180
Alkermes plc	1,243	0.20%	1,945
Incyte Corp.	2,906	1.06%	1,816
Supernus Pharmaceuticals, Inc.	1,149	0.19%	1,017
PayPal Holdings, Inc.	900	0.32%	326
Cross Country Healthcare, Inc.	1,966	0.26%	(964)
Humana, Inc.	109	0.29%	(1,024)
Dynavax Technologies Corp.	5,868	0.48%	(1,577)
United Therapeutics Corp.	449	0.57%	(1,595)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Johnson & Johnson	1,009	0.92%	$(2,298)
Halozyme Therapeutics, Inc.	796	0.17%	(2,400)
Royalty Pharma plc — Class A	2,904	0.47%	(3,984)
Organon & Co.	2,738	0.23%	(5,747)
Pfizer, Inc.	5,435	0.91%	(11,394)
Bristol-Myers Squibb Co.	3,176	0.95%	(26,376)
Total Consumer, Non-cyclical			70,488

Consumer, Cyclical
Toll Brothers, Inc.	1,838	1.10%	55,815
Meritage Homes Corp.	948	0.96%	44,684
M/I Homes, Inc.	894	0.72%	41,979
PulteGroup, Inc.	1,558	0.93%	38,457
DR Horton, Inc.	1,085	0.96%	35,851
Brunswick Corp.	1,660	0.93%	29,140
NVR, Inc.	25	1.02%	27,372
KB Home	1,575	0.57%	20,251
Lennar Corp. — Class A	606	0.53%	20,146
Taylor Morrison Home Corp. — Class A	1,686	0.52%	18,199
Standard Motor Products, Inc.	2,848	0.66%	11,360
PACCAR, Inc.	838	0.48%	11,201
Cummins, Inc.	1,158	1.61%	11,064
Tri Pointe Homes, Inc.	1,610	0.33%	10,447
Monarch Casino & Resort, Inc.	1,827	0.73%	6,746
Patrick Industries, Inc.	462	0.27%	6,484
AutoNation, Inc.	555	0.48%	6,232
Home Depot, Inc.	100	0.20%	5,411
General Motors Co.	2,038	0.43%	5,409
Malibu Boats, Inc. — Class A	836	0.27%	5,233
Gentex Corp.	2,181	0.41%	3,690
Golden Entertainment, Inc.	1,032	0.24%	2,662
MasterCraft Boat Holdings, Inc.	2,097	0.28%	2,260
BorgWarner, Inc.	1,350	0.28%	1,931
Ethan Allen Interiors, Inc.	1,168	0.22%	1,565
MSC Industrial Direct Company, Inc. — Class A	1,646	0.97%	(183)
Allison Transmission Holdings, Inc.	2,880	0.97%	(430)
Caleres, Inc.	1,029	0.18%	(894)
Starbucks Corp.	1,653	0.92%	(2,811)
Polaris, Inc.	1,254	0.69%	(10,903)
Total Consumer, Cyclical			408,368

Technology
Photronics, Inc.	3,088	0.56%	31,704
QUALCOMM, Inc.	1,249	1.05%	19,084
International Business Machines Corp.	1,000	0.95%	18,174
Skyworks Solutions, Inc.	693	0.45%	15,919
Amdocs Ltd.	1,890	0.97%	12,012
Dropbox, Inc. — Class A	4,693	0.80%	9,680
Cirrus Logic, Inc.	1,455	0.70%	9,223
Hewlett Packard Enterprise Co.	5,358	0.53%	7,500
Bandwidth, Inc. — Class A	2,781	0.23%	7,396
Microsoft Corp.	270	0.59%	7,201

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Amkor Technology, Inc.	1,378	0.27%	$6,741
Insight Enterprises, Inc.	447	0.46%	5,179
Applied Materials, Inc.	276	0.26%	4,010
Immersion Corp.	13,431	0.55%	2,721
Genpact Ltd.	3,350	0.68%	(357)
NetApp, Inc.	498	0.26%	(976)
DXC Technology Co.	1,359	0.18%	(1,160)
Veradigm, Inc.	4,023	0.25%	(11,522)
Total Technology			142,529

Utilities
Evergy, Inc.	6,208	1.88%	8,788
Atmos Energy Corp.	1,404	0.95%	5,653
Public Service Enterprise Group, Inc.	2,521	0.90%	5,131
PPL Corp.	6,060	0.95%	3,803
Xcel Energy, Inc.	2,610	0.94%	1,679
National Fuel Gas Co.	3,126	0.91%	(10,269)
Total Utilities			14,785

Energy
Cheniere Energy, Inc.	815	0.81%	5,383
SolarEdge Technologies, Inc.	379	0.21%	3,247
NOW, Inc.	3,144	0.21%	2,430
Valero Energy Corp.	1,280	0.97%	1,733
Marathon Petroleum Corp.	1,072	0.92%	(485)
EOG Resources, Inc.	1,310	0.92%	(2,673)
CVR Energy, Inc.	2,349	0.41%	(2,951)
PBF Energy, Inc. — Class A	1,727	0.44%	(4,080)
Liberty Energy, Inc. — Class A	4,103	0.43%	(7,917)
CNX Resources Corp.	3,970	0.46%	(8,728)
SandRidge Energy, Inc.	4,362	0.35%	(10,024)
Total Energy			(24,065)

Basic Materials
NewMarket Corp.	302	0.96%	23,623
Sylvamo Corp.	1,288	0.37%	(4,305)
Total Basic Materials			19,318

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	3,265	0.47%	8,691
			—
Total MS Long/Short Equity Long Custom Basket			$1,306,437

MS LONG/SHORT EQUITY SHORT CUSTOM BASKET

Utilities
Portland General Electric Co.	3,790	(1.39)%	1,164
California Water Service Group	3,068	(1.34)%	(3,204)
Southwest Gas Holdings, Inc.	2,629	(1.41)%	(10,069)
Eversource Energy	2,634	(1.37)%	(12,655)
AES Corp.	8,932	(1.45)%	(12,713)
UGI Corp.	7,052	(1.47)%	(13,589)
PG&E Corp.	9,173	(1.40)%	(15,370)
Total Utilities			(66,436)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Non-cyclical
TreeHouse Foods, Inc.	3,328	(1.17)%	$13,993
Avis Budget Group, Inc.	339	(0.51)%	6,008
Grocery Outlet Holding Corp.	1,999	(0.46)%	4,534
Clorox Co.	799	(0.96)%	1,022
ICF International, Inc.	381	(0.43)%	370
Booz Allen Hamilton Holding Corp.	630	(0.68)%	(4,522)
RB Global, Inc.	1,617	(0.91)%	(4,839)
Cintas Corp.	204	(1.04)%	(10,070)
Insmed, Inc.	2,755	(0.72)%	(11,664)
U-Haul Holding Co.	886	(0.54)%	(11,703)
Utz Brands, Inc.	7,227	(0.99)%	(11,741)
TransUnion	1,403	(0.81)%	(12,129)
Neogen Corp.	6,493	(1.10)%	(15,864)
Affirm Holdings, Inc.	704	(0.29)%	(17,131)
Pilgrim’s Pride Corp.	5,535	(1.29)%	(19,891)
Rollins, Inc.	3,624	(1.34)%	(21,629)
Equifax, Inc.	719	(1.50)%	(34,605)
Total Consumer, Non-cyclical			(149,861)

Financial
Kennedy-Wilson Holdings, Inc.	13,402	(1.40)%	34,571
Americold Realty Trust, Inc.	4,825	(1.23)%	14,097
New York Mortgage Trust, Inc.	11,624	(0.84)%	5,977
Ellington Financial, Inc.	7,790	(0.84)%	1,899
COPT Defense Properties	1,268	(0.27)%	(135)
UMH Properties, Inc.	6,217	(0.80)%	(2,300)
Veris Residential, Inc.	4,142	(0.55)%	(2,370)
Digital Realty Trust, Inc.	823	(0.94)%	(2,506)
Invitation Homes, Inc.	1,815	(0.52)%	(3,762)
Equinix, Inc.	166	(1.13)%	(3,986)
Rexford Industrial Realty, Inc.	2,155	(1.02)%	(5,668)
Alexander & Baldwin, Inc.	5,192	(0.83)%	(5,880)
Rayonier, Inc.	2,730	(0.77)%	(5,931)
Raymond James Financial, Inc.	1,018	(0.96)%	(7,034)
Apartment Investment and Management Co. — Class A	11,510	(0.76)%	(7,114)
PotlatchDeltic Corp.	2,384	(0.99)%	(7,355)
Ventas, Inc.	1,175	(0.49)%	(8,698)
Welltower, Inc.	1,559	(1.19)%	(10,061)
Sun Communities, Inc.	1,058	(1.19)%	(11,881)
Jones Lang LaSalle, Inc.	776	(1.24)%	(12,470)
TFS Financial Corp.	11,658	(1.45)%	(13,151)
Brighthouse Financial, Inc.	3,013	(1.35)%	(13,447)
Air Lease Corp. — Class A	2,287	(0.81)%	(13,979)
BOK Financial Corp.	2,111	(1.53)%	(15,649)
Carlyle Group, Inc.	2,987	(1.03)%	(15,782)
American Tower Corp. — Class A	469	(0.86)%	(16,209)
Citigroup, Inc.	2,599	(1.13)%	(18,703)

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Marcus & Millichap, Inc.	3,029	(1.12)%	$(23,974)
PennyMac Financial Services, Inc.	1,683	(1.26)%	(27,938)
Howard Hughes Holdings, Inc.	1,847	(1.33)%	(30,619)
Popular, Inc.	2,087	(1.45)%	(31,374)
CBRE Group, Inc. — Class A	1,966	(1.55)%	(42,230)
KKR & Company, Inc. — Class A	2,137	(1.50)%	(42,824)
Total Financial			(346,486)

Basic Materials
Piedmont Lithium, Inc.	3,627	(0.86)%	28,606
Novagold Resources, Inc.	21,388	(0.68)%	5,938
Kaiser Aluminum Corp.	1,360	(0.82)%	5,146
Compass Minerals International, Inc.	2,027	(0.43)%	(1,383)
Tronox Holdings plc — Class A	4,591	(0.55)%	(3,684)
ATI, Inc.	1,284	(0.49)%	(4,095)
Schnitzer Steel Industries, Inc. — Class A	1,765	(0.45)%	(6,597)
Hecla Mining Co.	16,222	(0.66)%	(6,969)
Linde plc	394	(1.37)%	(8,270)
Carpenter Technology Corp.	1,051	(0.63)%	(8,459)
Element Solutions, Inc.	4,944	(0.97)%	(10,845)
Celanese Corp. — Class A	915	(1.20)%	(12,475)
Chemours Co.	3,013	(0.80)%	(16,404)
Ecolab, Inc.	684	(1.15)%	(18,922)
Stepan Co.	1,876	(1.50)%	(35,710)
Century Aluminum Co.	10,889	(1.12)%	(53,964)
Total Basic Materials			(148,087)

Consumer, Cyclical
Life Time Group Holdings, Inc.	3,890	(0.50)%	4,375
Topgolf Callaway Brands Corp.	9,100	(1.10)%	1,476
Tesla, Inc.	137	(0.29)%	1,348
Allegiant Travel Co. — Class A	653	(0.46)%	(5,935)
Walgreens Boots Alliance, Inc.	5,406	(1.19)%	(10,552)
Floor & Decor Holdings, Inc. — Class A	843	(0.79)%	(11,151)
Lithia Motors, Inc. — Class A	257	(0.71)%	(11,621)
Shake Shack, Inc. — Class A	1,312	(0.82)%	(12,387)
CarMax, Inc.	1,792	(1.16)%	(21,002)
Total Consumer, Cyclical			(65,449)

Energy
Valaris Ltd.	2,052	(1.19)%	6,815
Noble Corporation plc	1,232	(0.50)%	5,437
NOV, Inc.	4,129	(0.71)%	3,620
TechnipFMC plc	5,619	(0.96)%	(2,228)
Dril-Quip, Inc.	2,509	(0.49)%	(2,256)
Sitio Royalties Corp. — Class A	2,202	(0.44)%	(3,199)
Archrock, Inc.	7,001	(0.91)%	(18,001)
Total Energy			(9,812)

Industrial
Knight-Swift Transportation Holdings, Inc.	1,175	(0.57)%	(860)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Werner Enterprises, Inc.	1,426	(0.51)%	$(1,866)
RXO, Inc.	3,739	(0.73)%	(5,008)
Stericycle, Inc.	1,204	(0.50)%	(5,540)
GATX Corp.	981	(1.00)%	(7,058)
Vulcan Materials Co.	573	(1.10)%	(10,416)
Casella Waste Systems, Inc. — Class A	1,853	(1.34)%	(13,020)
Trinity Industries, Inc.	5,902	(1.33)%	(19,135)
Boeing Co.	531	(1.17)%	(36,172)
Total Industrial			(99,075)

Technology
Paycor HCM, Inc.	6,080	(1.11)%	10,150
KBR, Inc.	1,604	(0.75)%	9,800
Ceridian HCM Holding, Inc.	1,806	(1.02)%	9,647
Parsons Corp.	1,555	(0.82)%	(11,753)
Evolent Health, Inc. — Class A	3,587	(1.00)%	(16,866)
HashiCorp, Inc. — Class A	4,600	(0.92)%	(20,796)
Braze, Inc. — Class A	2,286	(1.03)%	(22,674)
Total Technology			(42,492)

Communications
DoorDash, Inc. — Class A	220	(0.18)%	(2,283)
Roku, Inc.	204	(0.16)%	(2,768)
Total Communications			(5,051)
Total MS Long/Short Equity Short Custom Basket			$(932,749)

GS LONG/SHORT EQUITY LONG CUSTOM BASKET
Industrial
Boise Cascade Co.	1,398	1.08%	$72,796
Mueller Industries, Inc.	2,633	0.75%	39,618
Snap-on, Inc.	576	1.00%	34,501
Acuity Brands, Inc.	875	1.08%	32,895
UFP Industries, Inc.	729	0.55%	30,149
TD SYNNEX Corp.	1,571	1.02%	21,130
Terex Corp.	2,385	0.83%	20,758
Encore Wire Corp.	397	0.51%	18,225
Apogee Enterprises, Inc.	2,945	0.95%	17,536
Scorpio Tankers, Inc.	1,335	0.49%	17,254
Owens Corning	573	0.51%	16,923
Middleby Corp.	1,166	1.03%	15,835
Donaldson Company, Inc.	2,619	1.03%	15,390
Builders FirstSource, Inc.	288	0.29%	12,949
Atkore, Inc.	418	0.40%	12,224
Teekay Corp.	14,758	0.64%	12,120
Teekay Tankers Ltd. — Class A	1,181	0.36%	11,304
Argan, Inc.	1,705	0.48%	11,050
Keysight Technologies, Inc.	492	0.47%	10,728
International Seaways, Inc.	3,013	0.83%	9,772
Carlisle Companies, Inc.	417	0.78%	9,246
Ardmore Shipping Corp.	4,949	0.42%	9,067
Griffon Corp.	694	0.25%	7,919

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
EnerSys	669	0.41%	$6,353
Huntington Ingalls Industries, Inc.	263	0.41%	5,140
Insteel Industries, Inc.	905	0.21%	4,854
Garmin Ltd.	981	0.76%	4,391
Brady Corp. — Class A	2,047	0.72%	3,398
AGCO Corp.	855	0.63%	3,000
A O Smith Corp.	483	0.24%	2,620
Vontier Corp.	1,669	0.35%	508
Lindsay Corp.	379	0.29%	(2,323)
Total Industrial			487,330

Communications
InterDigital, Inc.	1,587	1.04%	41,892
IDT Corp. — Class B	3,066	0.63%	31,427
AT&T, Inc.	8,371	0.85%	14,991
Yelp, Inc. — Class A	3,561	1.02%	12,861
T-Mobile US, Inc.	912	0.88%	12,785
Juniper Networks, Inc.	5,025	0.89%	11,454
Verizon Communications, Inc.	3,649	0.83%	10,032
Meta Platforms, Inc. — Class A	229	0.49%	9,270
eBay, Inc.	1,987	0.52%	9,015
Shutterstock, Inc.	1,322	0.38%	8,645
Cargurus, Inc.	1,469	0.21%	3,271
A10 Networks, Inc.	2,536	0.20%	3,102
Cisco Systems, Inc.	3,361	1.02%	2,115
TEGNA, Inc.	8,020	0.74%	531
Gogo, Inc.	4,759	0.29%	(1,856)
Ciena Corp.	1,247	0.34%	(2,284)
VeriSign, Inc.	707	0.88%	(2,781)
Spok Holdings, Inc.	2,227	0.21%	(2,947)
Fox Corp. — Class A	5,337	0.95%	(5,747)
Ooma, Inc.	5,979	0.39%	(7,041)
Total Communications			148,735

Financial
MGIC Investment Corp.	9,039	1.05%	43,154
Ambac Financial Group, Inc.	10,844	1.08%	36,535
Essent Group Ltd.	3,263	1.04%	27,317
SouthState Corp.	975	0.50%	17,864
International Bancshares Corp.	1,705	0.56%	16,870
Walker & Dunlop, Inc.	763	0.51%	14,902
Radian Group, Inc.	5,954	1.02%	14,573
Preferred Bank/Los Angeles CA	492	0.22%	13,222
Interactive Brokers Group, Inc. — Class A	1,365	0.68%	5,321
Jackson Financial, Inc. — Class A	1,769	0.55%	4,998
Affiliated Managers Group, Inc.	284	0.26%	3,989
Enact Holdings, Inc.	2,876	0.50%	2,880
Mr Cooper Group, Inc.	1,088	0.43%	2,282
Equity Commonwealth	8,410	0.97%	122
Total Financial			204,029

Consumer, Non-cyclical
Perdoceo Education Corp.	4,811	0.51%	33,181
Innoviva, Inc.	8,024	0.78%	31,953
Exelixis, Inc.	4,269	0.62%	27,348
Viatris, Inc.	16,828	1.10%	20,210

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Dynavax Technologies Corp.	5,868	0.49%	$11,803
Premier, Inc. — Class A	5,248	0.71%	10,499
Gilead Sciences, Inc.	2,070	1.01%	8,990
Biogen, Inc.	387	0.60%	8,832
Merck & Company, Inc.	1,529	1.00%	8,636
Alarm.com Holdings, Inc.	569	0.22%	4,340
Neurocrine Biosciences, Inc.	276	0.22%	4,256
Molina Healthcare, Inc.	150	0.33%	4,022
Centene Corp.	643	0.29%	3,555
Ingredion, Inc.	1,510	0.99%	3,423
Alkermes plc	1,243	0.21%	3,195
Hologic, Inc.	2,274	0.98%	2,542
Baxter International, Inc.	1,232	0.29%	2,209
Thermo Fisher Scientific, Inc.	65	0.21%	2,192
PayPal Holdings, Inc.	900	0.33%	1,586
Supernus Pharmaceuticals, Inc.	1,149	0.20%	1,054
Humana, Inc.	109	0.30%	(1,301)
Cross Country Healthcare, Inc.	1,966	0.27%	(1,404)
United Therapeutics Corp.	449	0.59%	(1,422)
Johnson & Johnson	1,009	0.95%	(2,283)
Halozyme Therapeutics, Inc.	796	0.18%	(2,490)
Royalty Pharma plc — Class A	2,904	0.49%	(5,634)
Organon & Co.	2,738	0.24%	(5,954)
Incyte Corp.	2,906	1.10%	(7,109)
Pfizer, Inc.	5,435	0.94%	(11,465)
Bristol-Myers Squibb Co.	3,176	0.98%	(31,310)
Total Consumer, Non-cyclical			123,454

Consumer, Cyclical
Toll Brothers, Inc.	1,837	1.14%	56,122
Meritage Homes Corp.	948	0.99%	44,756
M/I Homes, Inc.	894	0.74%	43,264
PulteGroup, Inc.	1,558	0.97%	38,643
Allison Transmission Holdings, Inc.	2,880	1.01%	38,392
DR Horton, Inc.	1,085	0.99%	35,854
Brunswick Corp.	1,660	0.97%	33,413
NVR, Inc.	25	1.05%	27,242
KB Home	1,575	0.59%	21,961
MSC Industrial Direct Company, Inc. — Class A	1,646	1.00%	21,385
Lennar Corp. — Class A	606	0.54%	20,392
Taylor Morrison Home Corp. — Class A	1,686	0.54%	18,222
Standard Motor Products, Inc.	2,848	0.68%	11,265
PACCAR, Inc.	838	0.49%	11,180
Tri Pointe Homes, Inc.	1,610	0.34%	10,886
Patrick Industries, Inc.	462	0.28%	6,523
AutoNation, Inc.	555	0.50%	6,272

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Monarch Casino & Resort, Inc.	1,827	0.76%	$6,080
Home Depot, Inc.	100	0.21%	5,442
General Motors Co.	2,038	0.44%	5,426
Ethan Allen Interiors, Inc.	1,168	0.22%	4,226
Gentex Corp.	2,181	0.43%	3,627
Golden Entertainment, Inc.	1,032	0.25%	2,714
BorgWarner, Inc.	1,350	0.29%	1,906
Malibu Boats, Inc. — Class A	836	0.28%	967
Caleres, Inc.	1,029	0.19%	(759)
Starbucks Corp.	1,653	0.96%	(2,872)
MasterCraft Boat Holdings, Inc.	2,097	0.29%	(4,301)
Polaris, Inc.	1,254	0.72%	(15,203)
Total Consumer, Cyclical			453,025

Technology
Photronics, Inc.	3,088	0.58%	33,971
International Business Machines Corp.	1,000	0.99%	19,656
QUALCOMM, Inc.	1,249	1.09%	18,957
Skyworks Solutions, Inc.	693	0.47%	16,039
Amdocs Ltd.	1,890	1.00%	12,007
Dropbox, Inc. — Class A	4,693	0.83%	9,590
Cirrus Logic, Inc.	1,455	0.73%	9,480
Hewlett Packard Enterprise Co.	5,358	0.55%	7,571
Bandwidth, Inc. — Class A	2,781	0.24%	7,524
Microsoft Corp.	270	0.61%	7,193
Amkor Technology, Inc.	1,378	0.28%	6,813
Insight Enterprises, Inc.	447	0.48%	5,134
Applied Materials, Inc.	276	0.27%	4,038
Immersion Corp.	13,431	0.57%	2,646
Genpact Ltd.	3,350	0.70%	(827)
NetApp, Inc.	498	0.26%	(990)
DXC Technology Co.	1,359	0.19%	(1,169)
Veradigm, Inc.	4,023	0.25%	(8,491)
Total Technology			149,142

Utilities
Atmos Energy Corp.	1,404	0.98%	5,831
Public Service Enterprise Group, Inc.	2,521	0.93%	5,352
PPL Corp.	6,060	0.99%	3,609
Xcel Energy, Inc.	2,610	0.97%	1,602
National Fuel Gas Co.	3,126	0.94%	(10,982)
Total Utilities			5,412

Energy
Marathon Petroleum Corp.	1,072	0.96%	19,515
Cheniere Energy, Inc.	815	0.84%	14,493
Valero Energy Corp.	1,280	1.00%	13,763
PBF Energy, Inc. — Class A	1,727	0.46%	5,077
SolarEdge Technologies, Inc.	379	0.21%	3,253
NOW, Inc.	3,144	0.21%	2,553
EOG Resources, Inc.	1,310	0.95%	(2,796)
CVR Energy, Inc.	2,349	0.43%	(3,049)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Liberty Energy, Inc. — Class A	4,103	0.45%	$(7,929)
CNX Resources Corp.	3,970	0.48%	(8,976)
SandRidge Energy, Inc.	4,362	0.36%	(9,990)
Total Energy			25,914

Basic Materials
NewMarket Corp.	301	0.99%	60,535
Sylvamo Corp.	1,288	0.38%	(3,843)
Total Basic Materials			56,692

Government
Banco Latinoamericano de Comercio Exterior S.A. — Class E	3,265	0.49%	8,586
			—
Total GS Long/Short Equity Long Custom Basket			$1,662,319

GS LONG/SHORT EQUITY SHORT CUSTOM BASKET

Utilities
AES Corp.	8,932	(1.41)%	$12,192
Portland General Electric Co.	3,790	(1.39)%	11,442
California Water Service Group	3,068	(1.34)%	(3,296)
PG&E Corp.	9,173	(1.40)%	(6,545)
Southwest Gas Holdings, Inc.	2,629	(1.41)%	(10,264)
Eversource Energy	2,634	(1.37)%	(13,148)
UGI Corp.	7,052	(1.47)%	(14,464)
Total Utilities			(24,083)

Consumer, Non-cyclical
TreeHouse Foods, Inc.	3,328	(1.17)%	18,546
Avis Budget Group, Inc.	339	(0.51)%	6,217
Grocery Outlet Holding Corp.	1,999	(0.46)%	4,648
Clorox Co.	799	(0.96)%	921
Booz Allen Hamilton Holding Corp.	630	(0.68)%	(4,645)
Utz Brands, Inc.	7,227	(0.99)%	(6,164)
RB Global, Inc.	1,617	(0.91)%	(6,184)
ICF International, Inc.	381	(0.43)%	(6,220)
Cintas Corp.	204	(1.04)%	(9,991)
U-Haul Holding Co.	886	(0.54)%	(11,683)
Insmed, Inc.	2,755	(0.72)%	(11,727)
TransUnion	1,403	(0.81)%	(12,187)
Neogen Corp.	6,493	(1.10)%	(16,320)
Affirm Holdings, Inc.	704	(0.29)%	(17,163)
Pilgrim’s Pride Corp.	5,535	(1.29)%	(19,946)
Rollins, Inc.	3,624	(1.34)%	(21,372)
Equifax, Inc.	719	(1.50)%	(34,193)
Total Consumer, Non-cyclical			(147,463)

Financial
Kennedy-Wilson Holdings, Inc.	13,402	(1.40)%	49,692
Sun Communities, Inc.	1,058	(1.19)%	33,608
American Tower Corp. — Class A	469	(0.86)%	11,162
Americold Realty Trust, Inc.	4,825	(1.23)%	10,760
Rexford Industrial Realty, Inc.	2,155	(1.02)%	10,551
New York Mortgage Trust, Inc.	11,624	(0.84)%	5,846
Raymond James Financial, Inc.	1,018	(0.96)%	3,789

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
UMH Properties, Inc.	6,217	(0.80)%	$2,753
Ellington Financial, Inc.	7,790	(0.84)%	1,891
COPT Defense Properties	1,268	(0.27)%	(114)
Alexander & Baldwin, Inc.	5,192	(0.83)%	(1,795)
Veris Residential, Inc.	4,142	(0.55)%	(2,520)
Equinix, Inc.	166	(1.13)%	(3,137)
Invitation Homes, Inc.	1,815	(0.52)%	(3,749)
Rayonier, Inc.	2,730	(0.77)%	(6,110)
Apartment Investment and Management Co. — Class A	11,510	(0.76)%	(7,232)
Digital Realty Trust, Inc.	823	(0.94)%	(7,366)
PotlatchDeltic Corp.	2,384	(0.99)%	(7,391)
Ventas, Inc.	1,175	(0.49)%	(8,930)
Brighthouse Financial, Inc.	3,013	(1.35)%	(11,980)
Air Lease Corp. — Class A	2,287	(0.81)%	(13,994)
BOK Financial Corp.	2,111	(1.53)%	(15,704)
Welltower, Inc.	1,559	(1.19)%	(15,867)
Carlyle Group, Inc.	2,987	(1.03)%	(16,175)
Citigroup, Inc.	2,599	(1.13)%	(18,723)
TFS Financial Corp.	11,658	(1.45)%	(19,051)
Marcus & Millichap, Inc.	3,029	(1.12)%	(24,075)
Jones Lang LaSalle, Inc.	776	(1.24)%	(25,242)
Howard Hughes Holdings, Inc.	1,847	(1.33)%	(30,492)
Popular, Inc.	2,087	(1.45)%	(31,681)
PennyMac Financial Services, Inc.	1,683	(1.26)%	(40,655)
CBRE Group, Inc. — Class A	1,966	(1.55)%	(42,246)
KKR & Company, Inc. — Class A	2,137	(1.50)%	(54,766)
Total Financial			(278,943)

Basic Materials
Piedmont Lithium, Inc.	3,626	(0.86)%	44,586
Hecla Mining Co.	16,222	(0.66)%	14,883
Kaiser Aluminum Corp.	1,360	(0.82)%	8,054
Novagold Resources, Inc.	21,388	(0.68)%	7,850
Compass Minerals International, Inc.	2,027	(0.43)%	(1,676)
Tronox Holdings plc — Class A	4,591	(0.55)%	(3,888)
ATI, Inc.	1,284	(0.49)%	(3,967)
Schnitzer Steel Industries, Inc. — Class A	1,765	(0.45)%	(6,602)
Linde plc	394	(1.37)%	(8,156)
Element Solutions, Inc.	4,944	(0.97)%	(10,850)
Celanese Corp. — Class A	915	(1.20)%	(12,576)
Chemours Co.	3,013	(0.80)%	(16,339)
Carpenter Technology Corp.	1,051	(0.63)%	(18,023)
Ecolab, Inc.	684	(1.15)%	(19,014)
Stepan Co.	1,876	(1.50)%	(35,707)
Century Aluminum Co.	10,889	(1.12)%	(54,383)
Total Basic Materials			(115,808)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Consumer, Cyclical
Life Time Group Holdings, Inc.	3,889	(0.50)%	$4,233
Topgolf Callaway Brands Corp.	9,100	(1.10)%	963
Walgreens Boots Alliance, Inc.	5,406	(1.19)%	816
Tesla, Inc.	137	(0.29)%	(1,577)
Allegiant Travel Co. — Class A	653	(0.46)%	(6,183)
Floor & Decor Holdings, Inc. — Class A	843	(0.79)%	(10,522)
Lithia Motors, Inc. — Class A	257	(0.71)%	(11,599)
Shake Shack, Inc. — Class A	1,312	(0.82)%	(13,253)
CarMax, Inc.	1,792	(1.16)%	(21,130)
Total Consumer, Cyclical			(58,252)

Energy
NOV, Inc.	4,129	(0.71)%	8,904
Noble Corporation plc	1,232	(0.50)%	1,357
Valaris Ltd.	2,052	(1.19)%	(1,134)
Dril-Quip, Inc.	2,509	(0.49)%	(2,248)
Sitio Royalties Corp. — Class A	2,202	(0.44)%	(3,365)
TechnipFMC plc	5,619	(0.96)%	(3,680)
Archrock, Inc.	7,001	(0.91)%	(18,184)
Total Energy			(18,350)

Industrial
Knight-Swift Transportation Holdings, Inc.	1,175	(0.57)%	(889)
Werner Enterprises, Inc.	1,426	(0.51)%	(1,820)
RXO, Inc.	3,739	(0.73)%	(5,376)
Stericycle, Inc.	1,204	(0.50)%	(5,714)
GATX Corp.	981	(1.00)%	(7,202)
Casella Waste Systems, Inc. — Class A	1,853	(1.34)%	(7,361)
Vulcan Materials Co.	573	(1.10)%	(10,202)
Trinity Industries, Inc.	5,902	(1.33)%	(18,982)
Boeing Co.	531	(1.17)%	(36,098)
Total Industrial			(93,644)

Technology
KBR, Inc.	1,604	(0.75)%	9,462
Paycor HCM, Inc.	6,080	(1.11)%	6,824
Ceridian HCM Holding, Inc.	1,806	(1.02)%	(2,827)
Parsons Corp.	1,555	(0.82)%	(11,743)
Evolent Health, Inc. — Class A	3,587	(1.00)%	(16,853)
HashiCorp, Inc. — Class A	4,600	(0.92)%	(21,222)
Braze, Inc. — Class A	2,286	(1.03)%	(22,603)
Total Technology			(58,962)

Communications
DoorDash, Inc. — Class A	220	(0.18)%	(2,264)
Roku, Inc.	204	(0.16)%	(2,811)
Total Communications			(5,075)
Total GS Long/Short Equity Short Custom Basket			$(800,580)

MS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Ryman Hospitality Properties, Inc.	11,130	6.59%	$283,033
Boston Properties, Inc.	16,763	6.33%	218,575
Extra Space Storage, Inc.	4,469	3.85%	155,580

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Simon Property Group, Inc.	4,975	3.82%	$148,321
Host Hotels & Resorts, Inc.	40,453	4.24%	137,323
Ventas, Inc.	19,116	5.13%	129,427
Sun Communities, Inc.	3,675	2.64%	105,724
Kimco Realty Corp.	23,108	2.65%	101,485
Alexandria Real Estate Equities, Inc.	6,859	4.68%	98,206
VICI Properties, Inc.	27,368	4.69%	96,691
CareTrust REIT, Inc.	36,302	4.37%	81,175
Brixmor Property Group, Inc.	38,835	4.86%	57,748
Invitation Homes, Inc.	40,940	7.51%	56,431
Rexford Industrial Realty, Inc.	18,985	5.73%	55,771
Digital Realty Trust, Inc.	3,326	2.41%	55,692
Americold Realty Trust, Inc.	14,358	2.34%	49,342
InvenTrust Properties Corp.	29,352	4.00%	41,973
Agree Realty Corp.	14,140	4.79%	34,806
Gaming and Leisure Properties, Inc.	17,135	4.55%	34,674
American Homes 4 Rent — Class A	11,556	2.24%	26,926
Sabra Health Care REIT, Inc.	56,458	4.33%	22,809
Piedmont Office Realty Trust, Inc. — Class A	14,484	0.55%	16,225
AvalonBay Communities, Inc.	2,308	2.32%	10,357
Kite Realty Group Trust	19,281	2.37%	8,382
Highwoods Properties, Inc.	1,745	0.22%	3,677
Healthpeak Properties, Inc.	26,217	2.79%	(11,646)
Total Financial			2,018,707
Total MS Equity Market Neutral Long Custom Basket			$2,018,707

MS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET

Financial
Mid-America Apartment Communities, Inc.	4,047	(2.91)%	$42,048
Camden Property Trust	5,516	(2.93)%	22,583
Omega Healthcare Investors, Inc.	15,693	(2.57)%	20,260
LTC Properties, Inc.	19,855	(3.41)%	3,063
Service Properties Trust	36,247	(1.65)%	(10,083)
Apartment Income REIT Corp.	17,056	(3.17)%	(29,627)
Cousins Properties, Inc.	11,926	(1.55)%	(30,228)
Essex Property Trust, Inc.	3,687	(4.89)%	(36,639)
Broadstone Net Lease, Inc.	27,266	(2.51)%	(37,052)
Welltower, Inc.	6,261	(3.02)%	(44,345)
Realty Income Corp.	20,779	(6.38)%	(46,834)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
National Health Investors, Inc.	12,384	(3.70)%	$(52,485)
EastGroup Properties, Inc.	2,441	(2.39)%	(64,550)
Pebblebrook Hotel Trust	39,765	(3.40)%	(67,011)
Douglas Emmett, Inc.	75,292	(5.83)%	(70,004)
STAG Industrial, Inc.	26,705	(5.60)%	(73,772)
Federal Realty Investment Trust	11,769	(6.48)%	(87,519)
Phillips Edison & Company, Inc.	38,941	(7.59)%	(99,795)
JBG SMITH Properties	64,875	(5.90)%	(108,756)
Sunstone Hotel Investors, Inc.	82,611	(4.74)%	(137,438)
CubeSmart	13,360	(3.31)%	(163,838)
Macerich Co.	49,607	(4.09)%	(186,067)
NNN REIT, Inc.	25,838	(5.95)%	(203,394)
Total Financial			(1,461,483)

Exchange Traded Funds
Vanguard Real Estate ETF	12,797	(6.04)%	(141,886)
Total MS Equity Market Neutral Short Custom Basket			$(1,603,369)

GS EQUITY MARKET NEUTRAL LONG CUSTOM BASKET
Financial
Ryman Hospitality Properties, Inc.	11,130	6.58%	$385,853
Boston Properties, Inc.	16,763	6.33%	221,090
CareTrust REIT, Inc.	36,302	4.37%	173,790
Ventas, Inc.	19,116	5.12%	168,874
Extra Space Storage, Inc.	4,469	3.85%	155,979
Simon Property Group, Inc.	4,975	3.82%	153,430
Host Hotels & Resorts, Inc.	40,453	4.24%	137,567
Gaming and Leisure Properties, Inc.	17,135	4.55%	112,827
Brixmor Property Group, Inc.	38,835	4.86%	108,586
Sun Communities, Inc.	3,675	2.64%	105,487
Kimco Realty Corp.	23,108	2.65%	101,872
VICI Properties, Inc.	27,368	4.69%	94,958
InvenTrust Properties Corp.	29,352	4.00%	70,493
Digital Realty Trust, Inc.	3,326	2.41%	55,899
Rexford Industrial Realty, Inc.	18,985	5.73%	53,427
Americold Realty Trust, Inc.	14,358	2.34%	51,538
Invitation Homes, Inc.	40,940	7.51%	50,907
Kite Realty Group Trust	19,281	2.37%	46,141
AvalonBay Communities, Inc.	2,308	2.32%	36,554
American Homes 4 Rent — Class A	11,556	2.23%	26,022
Sabra Health Care REIT, Inc.	56,458	4.33%	20,644
Highwoods Properties, Inc.	5,820	0.72%	12,214
Piedmont Office Realty Trust, Inc. — Class A	2,198	0.08%	4,401

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Alexandria Real Estate Equities, Inc.	6,859	4.68%	$(1,798)
Agree Realty Corp.	14,140	4.79%	(2,845)
Healthpeak Properties, Inc.	26,217	2.79%	(27,881)
Total Financial			2,316,029
Total GS Equity Market Neutral Long Custom Basket			$2,316,029

GS EQUITY MARKET NEUTRAL SHORT CUSTOM BASKET

Financial
Douglas Emmett, Inc.	75,292	(5.83)%	$525,757
Mid-America Apartment Communities, Inc.	4,047	(2.91)%	237,237
Realty Income Corp.	20,779	(6.38)%	172,883
Broadstone Net Lease, Inc.	27,266	(2.51)%	172,499
Camden Property Trust	5,516	(2.93)%	168,103
Apartment Income REIT Corp.	17,056	(3.17)%	107,093
Essex Property Trust, Inc.	3,687	(4.89)%	82,144
Service Properties Trust	36,247	(1.65)%	21,643
LTC Properties, Inc.	19,855	(3.41)%	10,780
JBG SMITH Properties	64,875	(5.90)%	(2,788)
Cousins Properties, Inc.	11,926	(1.55)%	(30,198)
Omega Healthcare Investors, Inc.	15,693	(2.57)%	(34,801)
National Health Investors, Inc.	12,384	(3.70)%	(43,106)
EastGroup Properties, Inc.	2,441	(2.39)%	(65,128)
Federal Realty Investment Trust	11,769	(6.48)%	(67,600)
Pebblebrook Hotel Trust	39,765	(3.40)%	(74,962)
Sunstone Hotel Investors, Inc.	82,611	(4.74)%	(85,014)
STAG Industrial, Inc.	26,705	(5.60)%	(97,212)
Phillips Edison & Company, Inc.	38,941	(7.59)%	(122,882)
Welltower, Inc.	6,261	(3.02)%	(135,898)
CubeSmart	13,360	(3.31)%	(163,665)
NNN REIT, Inc.	25,838	(5.95)%	(203,636)
Macerich Co.	49,607	(4.09)%	(204,038)
Total Financial			167,211

Exchange Traded Funds
Vanguard Real Estate ETF	12,797	(6.04)%	(6,887)
Total GS Equity Market Neutral Short Custom Basket			$160,324

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at December 31, 2023.
[2]	All or a portion of this security is on loan at December 31, 2023 — See Note 7.
[3]	Affiliated issuer.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of December 31, 2023.
ADR — American Depositary Receipt
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$33,089,515	$—	$—		$33,089,515
Rights	—	—	—	*	—
Mutual Funds	13,689,314	—	—		13,689,314
Closed-End Mutual Funds	5,820,485	—	—		5,820,485
U.S. Treasury Bills	—	16,741,161	—		16,741,161
Repurchase Agreements	—	11,698,403	—		11,698,403
Securities Lending Collateral	758,963	—	—		758,963
Commodity Futures Contracts**	1,044,770	—	—		1,044,770
Interest Rate Futures Contracts**	222,062	223,083	—		445,145
Currency Futures Contracts**	328,977	—	—		328,977
Equity Futures Contracts**	236,022	7,206	—		243,228
Equity Custom Basket Swap Agreements**	—	7,463,816	—		7,463,816
Total Assets	$55,190,108	$36,133,669	$—		$91,323,777

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$7,498,936	$—	$—	$7,498,936
Exchange-Traded Funds Sold Short	5,805,867	—	—	5,805,867
Commodity Futures Contracts**	1,097,187	—	—	1,097,187
Currency Futures Contracts**	645,026	—	—	645,026
Interest Rate Futures Contracts**	1,867	364,558	—	366,425
Equity Futures Contracts**	25,362	44,047	—	69,409
Equity Custom Basket Swap Agreements**	—	3,336,698	—	3,336,698
Total Liabilities	$15,074,245	$3,745,303	$—	$18,819,548

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
MULTI-HEDGE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,481,618	$—	$—	$—	$124,025	$6,605,643	269,618	$353,403
Guggenheim Strategy Fund III	1,901,492	—	—	—	38,725	1,940,217	79,031	102,398
Guggenheim Ultra Short Duration Fund — Institutional Class	6,501,817	—	(1,500,000)	(14,281)	155,918	5,143,454	522,178	350,768
	$14,884,927	$—	$(1,500,000)	$(14,281)	$318,668	$13,689,314		$806,569

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MULTI-HEDGE STRATEGIES FUND

December 31, 2023

Assets:
Investments in unaffiliated issuers, at value - including $737,108 of securities loaned (cost $54,989,767)	$56,410,124
Investments in affiliated issuers, at value (cost $13,872,533)	13,689,314
Repurchase agreements, at value (cost $11,698,403)	11,698,403
Cash	13,342,153
Segregated cash with broker	1,308,372
Unrealized appreciation on OTC swap agreements	7,463,816
Receivables:
Dividends	102,417
Fund shares sold	32,665
Securities sold	24,174
Interest	5,205
Securities lending income	657
Other assets	39,018
Total assets	104,116,318

Liabilities:
Securities sold short, at value (proceeds $12,471,382)	13,304,803
Unrealized depreciation on OTC swap agreements	3,336,698
Payable for:
Swap settlement	911,328
Return of securities lending collateral	758,963
Variation margin on futures contracts	752,502
Management fees	84,089
Fund shares redeemed	26,872
Distribution and service fees	2,906
Trustees’ fees*	1,121
Transfer agent fees	411
Miscellaneous	12,592
Total liabilities	19,192,285
Net assets	$84,924,033

Net assets consist of:
Paid in capital	$93,689,298
Total distributable earnings (loss)	(8,765,265)
Net assets	$84,924,033
Class A:
Net assets	$3,448,481
Capital shares outstanding	130,322
Net asset value per share	$26.46
Maximum offering price per share (Net asset value divided by 95.25%)	$27.78
Class C:
Net assets	$896,868
Capital shares outstanding	37,372
Net asset value per share	$24.00
Class P:
Net assets	$6,060,069
Capital shares outstanding	228,058
Net asset value per share	$26.57

Institutional Class:
Net assets	$74,518,615
Capital shares outstanding	2,754,704
Net asset value per share	$27.05

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED STATEMENT OF OPERATIONS
MULTI-HEDGE STRATEGIES FUND

Year Ended December 31, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $58)	$629,138
Dividends from securities of affiliated issuers	806,569
Interest	1,883,664
Income from securities lending, net	8,547
Interest related to securities sold short	264,161
Total investment income	3,592,079

Expenses:
Management fees	1,121,461
Distribution and service fees:
Class A	8,972
Class C	7,554
Class P	17,764
Short sales dividend expense	370,127
Miscellaneous	13,728
Total expenses	1,539,606
Less:
Expenses waived by Adviser	(57,523)
Net expenses	1,482,083
Net investment income	2,109,996

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,142,530
Investments in affiliated issuers	(14,281)
Investments in unaffiliated issuers sold short	(649,067)
Swap agreements	2,254,386
Futures contracts	555,035
Foreign currency transactions	68
Net realized gain	3,288,671
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,418,545
Investments in affiliated issuers	318,668
Investments in unaffiliated issuers sold short	(1,419,201)
Swap agreements	(1,392,568)
Futures contracts	(584,216)
Foreign currency translations	2,859
Net change in unrealized appreciation (depreciation)	(1,655,913)
Net realized and unrealized gain	1,632,758
Net increase in net assets resulting from operations	$3,742,754

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,109,996	$681,879
Net realized gain (loss) on investments	3,288,671	(7,160,468)
Net change in unrealized appreciation (depreciation) on investments	(1,655,913)	2,245,877
Net increase (decrease) in net assets resulting from operations	3,742,754	(4,232,712)

Distributions to shareholders:
Class A	(105,220)	(64,618)
Class C	(31,420)	(8,214)
Class P	(180,601)	(146,350)
Institutional Class	(2,449,316)	(2,026,121)
Total distributions to shareholders	(2,766,557)	(2,245,303)

Capital share transactions:
Proceeds from sale of shares
Class A	185,475	542,921
Class C	623,630	626,154
Class P	1,084,291	9,484,918
Institutional Class	20,117,754	100,372,725
Distributions reinvested
Class A	94,175	56,992
Class C	30,133	7,668
Class P	178,306	144,149
Institutional Class	2,440,879	2,026,121
Cost of shares redeemed
Class A	(788,304)	(1,065,975)
Class C	(368,549)	(463,253)
Class P	(4,427,076)	(10,011,852)
Institutional Class	(58,269,766)	(42,837,229)
Net increase (decrease) from capital share transactions	(39,099,052)	58,883,339
Net increase (decrease) in net assets	(38,122,855)	52,405,324

Net assets:
Beginning of year	123,046,888	70,641,564
End of year	$84,924,033	$123,046,888

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MULTI-HEDGE STRATEGIES FUND

	Year Ended December 31, 2023	Year Ended December 31, 2022
Capital share activity:
Shares sold
Class A	6,984	19,818
Class C	25,235	25,338
Class P	40,440	347,219
Institutional Class	733,922	3,596,742
Shares issued from reinvestment of distributions
Class A	3,515	2,178
Class C	1,240	321
Class P	6,628	5,487
Institutional Class	89,116	75,828
Shares redeemed
Class A	(29,852)	(39,184)
Class C	(15,102)	(18,974)
Class P	(165,826)	(371,723)
Institutional Class	(2,164,138)	(1,551,157)
Net increase (decrease) in shares	(1,467,838)	2,091,893

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$26.16	$27.52	$25.89	$24.36	$23.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.09	(.14)	(.10)	.16
Net gain (loss) on investments (realized and unrealized)	.59	(1.01)	1.98	1.90	1.02
Total from investment operations	1.13	(.92)	1.84	1.80	1.18
Less distributions from:
Net investment income	(.83)	(.44)	(.21)	(.27)	(.51)
Total distributions	(.83)	(.44)	(.21)	(.27)	(.51)
Net asset value, end of period	$26.46	$26.16	$27.52	$25.89	$24.36

Total Return[b]	4.27%	(3.47%)	7.17%	7.39%	4.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,448	$3,915	$4,593	$4,019	$3,570
Ratios to average net assets:
Net investment income (loss)	2.04%	0.32%	(0.52%)	(0.40%)	0.64%
Total expenses[c]	1.85%	1.80%	2.18%	1.93%	1.96%
Net expenses[d,e]	1.79%	1.76%	2.11%	1.87%	1.93%
Portfolio turnover rate	197%	203%	205%	248%	156%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$23.90	$25.25	$23.75	$22.36	$21.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	(.09)	(.32)	(.27)	(.02)
Net gain (loss) on investments (realized and unrealized)	.53	(.94)	1.82	1.75	.92
Total from investment operations	.85	(1.03)	1.50	1.48	.90
Less distributions from:
Net investment income	(.75)	(.32)	—	(.09)	—
Total distributions	(.75)	(.32)	—	(.09)	—
Net asset value, end of period	$24.00	$23.90	$25.25	$23.75	$22.36

Total Return[b]	3.46%	(4.16%)	6.32%	6.57%	4.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$897	$621	$488	$1,206	$1,435
Ratios to average net assets:
Net investment income (loss)	1.31%	(0.35%)	(1.26%)	(1.18%)	(0.08%)
Total expenses[c]	2.60%	2.56%	2.93%	2.68%	2.70%
Net expenses[d,e]	2.54%	2.51%	2.86%	2.62%	2.67%
Portfolio turnover rate	197%	203%	205%	248%	156%

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$26.25	$27.61	$25.97	$24.42	$23.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.10	(.15)	(.10)	.16
Net gain (loss) on investments (realized and unrealized)	.60	(1.04)	2.00	1.90	1.03
Total from investment operations	1.14	(.94)	1.85	1.80	1.19
Less distributions from:
Net investment income	(.82)	(.42)	(.21)	(.25)	(.51)
Total distributions	(.82)	(.42)	(.21)	(.25)	(.51)
Net asset value, end of period	$26.57	$26.25	$27.61	$25.97	$24.42

Total Return	4.25%	(3.44%)	7.16%	7.40%	5.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,060	$9,105	$10,100	$7,676	$7,442
Ratios to average net assets:
Net investment income (loss)	2.02%	0.38%	(0.53%)	(0.39%)	0.65%
Total expenses[c]	1.85%	1.80%	2.18%	1.93%	1.96%
Net expenses[d,e]	1.79%	1.76%	2.12%	1.87%	1.93%
Portfolio turnover rate	197%	203%	205%	248%	156%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MULTI-HEDGE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$26.71	$28.09	$26.41	$24.83	$24.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.18	(.08)	(.04)	.22
Net gain (loss) on investments (realized and unrealized)	.60	(1.06)	2.03	1.94	1.05
Total from investment operations	1.22	(.88)	1.95	1.90	1.27
Less distributions from:
Net investment income	(.88)	(.50)	(.27)	(.32)	(.56)
Total distributions	(.88)	(.50)	(.27)	(.32)	(.56)
Net asset value, end of period	$27.05	$26.71	$28.09	$26.41	$24.83

Total Return	4.51%	(3.22%)	7.43%	7.70%	5.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,519	$109,405	$55,461	$37,470	$24,854
Ratios to average net assets:
Net investment income (loss)	2.28%	0.66%	(0.27%)	(0.15%)	0.90%
Total expenses[c]	1.60%	1.55%	1.92%	1.68%	1.72%
Net expenses[d,e]	1.54%	1.51%	1.87%	1.62%	1.69%
Portfolio turnover rate	197%	203%	205%	248%	156%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Excluding interest and/or dividend expense related to short sales, the net expense ratios for the years presented would be:

	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Class A	1.40%	1.40%	1.41%	1.37%	1.41%
Class C	2.14%	2.15%	2.16%	2.12%	2.16%
Class P	1.40%	1.40%	1.41%	1.37%	1.41%
Institutional Class	1.14%	1.15%	1.16%	1.12%	1.16%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

For the Reporting Period, Class H shares of the Commodities Strategy Fund returned -6.24%, underperforming the Fund’s benchmark, GSCI, which returned -4.27%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Supply and demand concerns affected a number of commodities throughout the year and the Index finished the year -4.27%. With the increase in interest rates and decline in the dollar throughout the year, Gold demand was high. Specific weather-related issues across the globe led to Cocoa, Coffee and Sugar supply concerns, resulting in increases in prices. Increased supply of Natural Gas, Nickel and Wheat resulted in sustained declines in prices in 2023.

Eleven of the twenty-four components of the GSCI Index had positive returns during the period. The best performing component was Cocoa with a return above 69%. Coffee, Sugar and Gold also saw strong performance for the year returning above 25%, 19% and 12% respectively. Natural Gas, Nickel and Wheat saw the strongest declines for the year, being down more than 62%, 44% and 26% respectively.

Two of the five GSCI Index sectors experienced positive performance during the period. Precious Metals and Livestock were the GSCI Index sectors with positive performance. Agriculture, Energy and Industrial Metals were the GSCI Index sectors with negative performance.

How did the Fund use derivatives during the Reporting Period?

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner, as well as to provide liquidity. Derivatives are the primary way in which the Fund gains exposure to the GSCI Index, and therefore most of the Fund’s performance is due to derivatives.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Inception Dates:
Class A	May 25, 2005
Class C	May 25, 2005
Class H	May 25, 2005

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	32.1%
Guggenheim Strategy Fund II	31.9%
Total	64.0%

The Fund invests principally in derivative investments such as futures contracts. “Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Average Annual Returns*

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Class A Shares	(6.25%)	7.28%	(4.95%)
Class A Shares with sales charge‡	(10.70%)	6.24%	(5.41%)
Class C Shares	(6.96%)	6.49%	(5.66%)
Class C Shares with CDSC§	(7.81%)	6.49%	(5.66%)
Class H Shares	(6.24%)	7.29%	(4.96%)
S&P Goldman Sachs Commodity Index	(4.27%)	8.72%	(3.60%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class H shares only; performance for Class C shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2023
COMMODITIES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 64.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	141,704	$1,395,784
Guggenheim Strategy Fund II1	56,518	1,384,699
Total Mutual Funds
(Cost $2,822,291)		2,780,483

	Face Amount
U.S. TREASURY BILLS†† - 4.6%
U.S. Treasury Bills
5.17% due 01/09/24[2,3]	$200,000	199,796
Total U.S. Treasury Bills
(Cost $199,766)		199,796

REPURCHASE AGREEMENTS††,4 - 27.3%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	655,742	655,742
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	528,454	528,454
Total Repurchase Agreements
(Cost $1,184,196)		1,184,196

Total Investments - 95.9%
(Cost $4,206,253)		$4,164,475
Other Assets & Liabilities, net - 4.1%		177,661
Total Net Assets - 100.0%		$4,342,136

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	33	Jan 2024	$4,416,431	$85,691

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,780,483	$—	$—	$2,780,483
U.S. Treasury Bills	—	199,796	—	199,796
Repurchase Agreements	—	1,184,196	—	1,184,196
Commodity Futures Contracts**	85,691	—	—	85,691
Total Assets	$2,866,174	$1,383,992	$—	$4,250,166

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,358,701	$—	$—	$—	$25,998	$1,384,699	56,518	$74,082
Guggenheim Ultra Short Duration Fund — Institutional Class	1,366,026	—	—	—	29,758	1,395,784	141,704	73,916
	$2,724,727	$—	$—	$—	$55,756	$2,780,483		$147,998

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
COMMODITIES STRATEGY FUND

December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $199,766)	$199,796
Investments in affiliated issuers, at value (cost $2,822,291)	2,780,483
Repurchase agreements, at value (cost $1,184,196)	1,184,196
Segregated cash with broker	296,316
Receivables:
Fund shares sold	21,719
Dividends	13,370
Interest	528
Other assets	2,025
Total assets	4,498,433

Liabilities:
Payable for:
Fund shares redeemed	105,910
Variation margin on futures contracts	27,431
Management fees	4,309
Transfer agent fees	3,594
Distribution and service fees	1,729
Portfolio accounting and administration fees	604
Trustees’ fees*	147
Miscellaneous	12,573
Total liabilities	156,297
Net assets	$4,342,136

Net assets consist of:
Paid in capital	$16,216,820
Total distributable earnings (loss)	(11,874,684)
Net assets	$4,342,136
Class A:
Net assets	$879,207
Capital shares outstanding	31,637
Net asset value per share	$27.79
Maximum offering price per share (Net asset value divided by 95.25%)	$29.18
Class C:
Net assets	$397,806
Capital shares outstanding	25,651
Net asset value per share	$15.51
Class H:
Net assets	$3,065,123
Capital shares outstanding	110,110
Net asset value per share	$27.84

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
COMMODITIES STRATEGY FUND

Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$147,998
Interest	360,311
Total investment income	508,309

Expenses:
Management fees	87,026
Distribution and service fees:
Class A	2,996
Class C	4,974
Class H	20,495
Transfer agent fees	20,880
Professional fees	19,015
Portfolio accounting and administration fees	15,088
Trustees’ fees*	2,132
Custodian fees	1,475
Miscellaneous	3,155
Total expenses	177,236
Less:
Expenses reimbursed by Adviser	(2,650)
Expenses waived by Adviser	(16,289)
Total waived/reimbursed expenses	(18,939)
Net expenses	158,297
Net investment income	350,012

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$300
Futures contracts	(1,563,045)
Net realized loss	(1,562,745)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(789)
Investments in affiliated issuers	55,756
Futures contracts	(480,409)
Net change in unrealized appreciation (depreciation)	(425,442)
Net realized and unrealized loss	(1,988,187)
Net decrease in net assets resulting from operations	$(1,638,175)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$350,012	$(173,595)
Net realized gain (loss) on investments	(1,562,745)	5,399,664
Net change in unrealized appreciation (depreciation) on investments	(425,442)	(356,811)
Net increase (decrease) in net assets resulting from operations	(1,638,175)	4,869,258

Distributions to shareholders:
Class A	(48,321)	(219,005)
Class C	(32,801)	(172,741)
Class H	(271,706)	(1,133,847)
Total distributions to shareholders	(352,828)	(1,525,593)

Capital share transactions:
Proceeds from sale of shares
Class A	341,288	3,237,040
Class C	2,400	954,727
Class H	48,682,954	195,107,548
Distributions reinvested
Class A	47,800	214,121
Class C	32,644	151,621
Class H	260,601	1,092,822
Cost of shares redeemed
Class A	(832,530)	(2,584,515)
Class C	(279,051)	(423,915)
Class H	(51,446,971)	(213,373,909)
Net decrease from capital share transactions	(3,190,865)	(15,624,460)
Net decrease in net assets	(5,181,868)	(12,280,795)

Net assets:
Beginning of year	9,524,004	21,804,799
End of year	$4,342,136	$9,524,004

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
COMMODITIES STRATEGY FUND

	Year Ended December 31, 2023	Year Ended December 31, 2022
Capital share activity:
Shares sold
Class A	11,096	81,976
Class C	139	38,976
Class H	1,552,966	5,022,099
Shares issued from reinvestment of distributions
Class A	1,721	6,986
Class C	2,106	8,475
Class H	9,371	35,608
Shares redeemed
Class A	(28,201)	(66,418)
Class C	(16,668)	(16,898)
Class H	(1,687,528)	(5,527,844)
Net decrease in shares	(154,998)	(417,040)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED FINANCIAL HIGHLIGHTS
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$31.12	$29.59	$21.93	$61.06	$53.27
Income (loss) from investment operations:
Net investment income (loss)[a]	1.05	(.02)	(.40)	(.28)	.36
Net gain (loss) on investments (realized and unrealized)	(3.00)	6.89	8.94	(14.84)	7.88
Total from investment operations	(1.95)	6.87	8.54	(15.12)	8.24
Less distributions from:
Net investment income	(1.38)	(5.34)	(.88)	(24.01)	(.45)
Total distributions	(1.38)	(5.34)	(.88)	(24.01)	(.45)
Net asset value, end of period	$27.79	$31.12	$29.59	$21.93	$61.06

Total Return[b]	(6.25%)	23.52%	39.06%	(23.58%)	15.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$879	$1,463	$724	$211	$592
Ratios to average net assets:
Net investment income (loss)	3.52%	(0.05%)	(1.43%)	(0.65%)	0.60%
Total expenses[c]	1.75%	1.74%	1.78%	1.79%	1.88%
Net expenses[d]	1.56%	1.60%	1.63%	1.61%	1.73%
Portfolio turnover rate	—	—	—	5%	—

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$18.16	$19.23	$14.59	$51.84	$45.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	(.17)	(.41)	(.50)	(.07)
Net gain (loss) on investments (realized and unrealized)	(1.75)	4.44	5.93	(12.74)	6.73
Total from investment operations	(1.27)	4.27	5.52	(13.24)	6.66
Less distributions from:
Net investment income	(1.38)	(5.34)	(.88)	(24.01)	(.45)
Total distributions	(1.38)	(5.34)	(.88)	(24.01)	(.45)
Net asset value, end of period	$15.51	$18.16	$19.23	$14.59	$51.84

Total Return[b]	(6.96%)	22.60%	38.08%	(24.15%)	14.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$398	$728	$183	$55	$111
Ratios to average net assets:
Net investment income (loss)	2.75%	(0.68%)	(2.18%)	(1.44%)	(0.13%)
Total expenses[c]	2.50%	2.49%	2.53%	2.54%	2.63%
Net expenses[d]	2.30%	2.35%	2.38%	2.36%	2.48%
Portfolio turnover rate	—	—	—	5%	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
COMMODITIES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class H	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$31.16	$29.62	$21.96	$61.10	$53.31
Income (loss) from investment operations:
Net investment income (loss)[a]	1.10	(.23)	(.41)	(.34)	.35
Net gain (loss) on investments (realized and unrealized)	(3.04)	7.11	8.95	(14.79)	7.89
Total from investment operations	(1.94)	6.88	8.54	(15.13)	8.24
Less distributions from:
Net investment income	(1.38)	(5.34)	(.88)	(24.01)	(.45)
Total distributions	(1.38)	(5.34)	(.88)	(24.01)	(.45)
Net asset value, end of period	$27.84	$31.16	$29.62	$21.96	$61.10

Total Return	(6.24%)	23.53%	39.06%	(23.58%)	15.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,065	$7,333	$20,898	$855	$4,911
Ratios to average net assets:
Net investment income (loss)	3.59%	(0.58%)	(1.44%)	(0.77%)	0.59%
Total expenses[c]	1.75%	1.75%	1.77%	1.78%	1.89%
Net expenses[d]	1.56%	1.61%	1.63%	1.61%	1.74%
Portfolio turnover rate	—	—	—	5%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiaries and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Multi-Hedge Strategies Fund	Diversified
Commodities Strategy Fund	Non-diversified

At December 31, 2023, Class A, Class C, Class P and Institutional Class shares have been issued by Multi-Hedge Strategies Fund and Class A, Class C and Class H shares have been issued by Commodities Strategy Fund.

The Commodities Strategy Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Consolidation of Subsidiaries

The consolidated financial statements of each Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (each, a “Subsidiary” and together, the “Subsidiaries”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2023	% of Net Assets of the Fund at December 31, 2023
Multi-Hedge Strategies Fund	09/18/09	$3,444,688	4.06%
Commodities Strategy Fund	09/08/09	771,654	17.77%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of each Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

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(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Funds’ Consolidated Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

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Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(f) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Funds’ Consolidated Statements of Assets and Liabilities.

(h) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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(i) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(j) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at December 31, 2023.

(l) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust, on behalf of the Funds, enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Consolidated Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

If a Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. A Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Consolidated Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation	$115,799,020	$74,915,314
Commodities Strategy Fund	Index exposure, Liquidity	9,804,329	—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as a custom basket of securities) for a fixed or variable interest rate. Custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing custom basket swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	$60,388,008	$52,199,790

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Commodity/currency/equity/interest rate futures contracts	—	Variation margin on futures contracts
Equity swap agreements	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2023
Multi-Hedge Strategies Fund	$243,228	$7,463,816	$328,977	$445,145	$1,044,770	$9,525,936
Commodities Strategy Fund	—	—	—	—	85,691	85,691

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2023
Multi-Hedge Strategies Fund	$69,409	$3,336,698	$645,026	$366,425	$1,097,187	$5,514,745

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Funds’ Consolidated Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Consolidated Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Consolidated Statements of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Consolidated Statements of Operations categorized by primary risk exposure for the year ended December 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$1,676,631	$2,254,386	$(3,025,819)	$445,389	$1,458,834	$2,809,421
Commodities Strategy Fund	—	—	—	—	(1,563,045)	(1,563,045)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Multi-Hedge Strategies Fund	$548,167	$(1,392,568)	$(214,408)	$(135,375)	$(782,600)	$(1,976,784)
Commodities Strategy Fund	—	—	—	—	(480,409)	(480,409)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Consolidated Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Consolidated Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$7,463,816	$—	$7,463,816	$(3,336,698)	$—	$4,127,118

					Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Multi-Hedge Strategies Fund	Custom basket swap agreements	$3,336,698	$—	$3,336,698	$(3,336,698)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Multi-Hedge Strategies Fund	Goldman Sachs International	Futures Contracts	$1,308,372	$—
Commodities Strategy Fund	Goldman Sachs International	Futures Contracts	296,316	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
>$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiaries, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $41,138 and $12,840, respectively, related to advisory fees in their respective Subsidiaries.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Commodities Strategy Fund in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. This arrangement was effective on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Board upon sixty days’ written notice to the Adviser. In addition, the agreement will terminate automatically if the Advisory Agreement, with respect to the Fund, is terminated, with such termination effective upon the effective date of the termination of the Advisory Agreement.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to Class A shares, Class H shares and Class P shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Providers out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to Class C shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ Class C shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2023, GFD retained sales charges of $72,181 relating to sales of Class A shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the Multi-Hedge Strategies Fund and Commodities Strategy Fund waived $16,385 and $3,449, respectively, related to investments in affiliated funds.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At December 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
			U.S. Treasury Notes
J.P. Morgan Securities LLC			0.38% - 4.50%
5.33% Due 01/02/24	$132,111,694	$132,170,374	Due 03/31/24 - 02/15/33	$135,741,000	$134,749,446

			U.S. Treasury Bills
			0.00%
			Due 01/16/24 - 10/03/24	1,900	1,857

			U.S. Treasury Strip
			0.00%
			Due 11/15/30	2,000	1,538

			U.S. Treasury Bonds
			4.75% - 6.63%
			Due 02/15/27 - 11/15/43	900	980

			U.S. Treasury Floating Rate Note
			5.53%
			Due 01/31/25	200	202
				135,746,000	134,754,023

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value

BofA Securities, Inc.			U.S. Treasury Strip
5.35%			0.00%
Due 01/02/24	$106,467,001	$106,514,467	Due 02/15/41	$201,313,820	$96,703,107

			U.S. Treasury Bond
			2.88%
			Due 05/15/49	14,701,200	11,834,352

			U.S. Treasury Note
			1.63%
			Due 08/15/29	65,700	58,882
				216,080,720	108,596,341

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Consolidated Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2023, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Multi-Hedge Strategies Fund	$737,108	$(737,108)	$—	$758,963	$—	$758,963

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ consolidated financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

Each Fund intends to invest up to 25% of its assets in its respective Subsidiary, which is expected to provide the Funds with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income each Fund receives from its Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. Each Subsidiary will be classified as a corporation for U.S. federal income

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

tax purposes. Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. If, during a taxable year, a Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the applicable Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Multi-Hedge Strategies Fund	$2,766,557	$—	$2,766,557
Commodities Strategy Fund	352,828	—	352,828

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Multi-Hedge Strategies Fund	$2,245,303	$—	$2,245,303
Commodities Strategy Fund	1,525,593	—	1,525,593

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of December 31, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Multi-Hedge Strategies Fund	$1,092,529	$—	$(3,766,010)	$(5,437,283)	$—	$(8,110,764)
Commodities Strategy Fund	—	—	(11,821,767)	(61,350)	—	(11,883,117)

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Multi-Hedge Strategies Fund	$(5,377,579)	$—	$(5,377,579)
Commodities Strategy Fund	(45,861)	(15,489)	(61,350)

For the year ended December 31, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Multi-Hedge Strategies Fund	$2,192,989
Commodities Strategy Fund	1,009

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, the “mark-to-market” of certain derivatives, investments in securities sold short, straddle loss deferrals, foreign currency gains and losses, losses deferred due to wash sales, and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Funds’ Consolidated Statements of Assets and Liabilities as of December 31, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Multi-Hedge Strategies Fund	$1,548,916	$(1,548,916)
Commodities Strategy Fund	(1,213,742)	1,213,742

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Multi-Hedge Strategies Fund	$76,104,663	$7,119,378	$(10,885,473)	$(3,766,095)
Commodities Strategy Fund	16,558,100	563,030	(12,384,797)	(11,821,767)

Note 9 – Securities Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Multi-Hedge Strategies Fund	$116,046,172	$124,612,484
Commodities Strategy Fund	—	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended December 31, 2023, the Funds did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.15% for the year ended December 31, 2023. The Funds did not have any borrowings outstanding under this agreement at December 31, 2023.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

The average daily balances borrowed for the year ended December 31, 2023, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$6,844
Commodities Strategy Fund	$—

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the consolidated financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ consolidated financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Multi-Hedge Strategies Fund and Rydex Commodities Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities of Guggenheim Multi-Hedge Strategies Fund and Rydex Commodities Strategy Fund (collectively referred to as the “Funds”), (two of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedules of investments, as of December 31, 2023, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of each of the Funds (two of the funds constituting Rydex Series Funds) at December 31, 2023, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and their consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2024

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the following Funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Multi-Hedge Strategies Fund	7.60%	5.71%	0.00%	0.00%
Commodities Strategy Fund	0.00%	0.00%	0.00%	0.00%

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (Concluded)

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	152

Current: The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series Trust II (1) (2023 - present); US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified, or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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12.31.2023

Guggenheim Funds Annual Report

Guggenheim Alternative Fund
Guggenheim Managed Futures Strategy Fund

GuggenheimInvestments.com	RMFSF-ANN-1223x1224

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MANAGED FUTURES STRATEGY FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	28
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	47
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	49
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	59

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”), is pleased to present the annual shareholder report for the Managed Futures Strategy Fund (the “Fund”) that is part of the Rydex Series Funds. This report covers the performance of the Fund for the annual period ended December 31, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

January 31, 2024

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

The Managed Futures Strategy Fund may not be suitable for all investors. ● The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2023

counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ● The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s exposure to the commodity markets may subject the fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ●See the prospectus for more information on these and additional risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2023

The U.S. economy has proved resilient to tight monetary policy by the Federal Reserve (the “Fed”), helped by falling inflation boosting real incomes and consumer sentiment, an expansion in the fiscal deficit over the past year, and a supply-side boost as labor force participation improves. We believe these tailwinds are likely to fade going forward which would pressure growth. Consumer spending also faces headwinds from dwindling excess savings buffers.

The Fed-induced easing of financial conditions, with interest rates falling and stock prices rising, has taken pressure off the economy and helped bring down recession risk. While it appears recession risk has come down, it is still materially higher than very optimistic market expectations would suggest. The 2024 election could add to volatility and uncertainty. We expect Treasury yields to decline more than the market currently anticipates in 2024, though they are unlikely to return to the lows of the last cycle.

We expect default rates to stay elevated as U.S. companies cope with rising borrowing costs and limited credit availability, but the stress will become increasingly bifurcated between large and small companies. High-quality corporate debt and structured credit yields should provide an income cushion that could reduce the impact if spreads should widen from here.

The two-year Treasury yield declined to 4.23% from 5.03% in the fourth quarter, while the 10-year Treasury yield dropped to 3.88% from 4.59%, a 9 basis point flattening in the 2s/10s yield curve. One basis point equals 0.01%. Investment-grade corporate bond issuance has been robust, predominantly split between financials and industrials. Investment-grade spreads, which peaked at 163 basis points in April, tightened to 103 basis points by the end of the year. Meanwhile, high-yield bond credit spreads narrowed to just 363 basis points by year-end, the tightest since April 2022, and marking a significant reduction from 491 basis points at the beginning of the year. Leveraged loan discount margins tightened from 652 basis points to 528 basis points, but 44% of the loan index is trading at spreads below 400 basis points and the median loan ended the year at 464 basis points. Structured credit spreads rallied into year-end, capping a strong year of outperformance for structured credit. In CLOs, we continue to expect range bound primary spreads and an increase in refinancings and resets in early 2024.

For the Reporting Period, the S&P 500® Index* returned 26.29%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 18.24%. The return of the MSCI Emerging Markets Index* was 9.83%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 5.53% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 13.45%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 5.05% for the Reporting Period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2023

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

SG (Societe Generale) CTA Index is designed to track the largest 20 (by AUM) Commodity Trading Advisors, or CTAs, and be representative of the managed futures space. The CTA Index is equally weighted, and reblanced and reconstituted annually.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2023 and ending December 31, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Class A	1.76%	0.05%	$1,000.00	$1,000.50	$8.87
Class C	2.49%	(0.29%)	1,000.00	997.10	12.53
Class P	1.74%	0.10%	1,000.00	1,001.00	8.78
Institutional Class	1.47%	0.22%	1,000.00	1,002.20	7.42

Table 2. Based on hypothetical 5% return (before expenses)
Class A	1.76%	5.00%	$1,000.00	$1,016.33	$8.94
Class C	2.49%	5.00%	1,000.00	1,012.65	12.63
Class P	1.74%	5.00%	1,000.00	1,016.43	8.84
Institutional Class	1.47%	5.00%	1,000.00	1,017.80	7.48

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2023 to December 31, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2023

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

For the Reporting Period, Institutional shares of the Managed Futures Strategy Fund returned 3.97%, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, which returned 5.05%. The Fund outperformed the SG (Societe Generale) CTA Index for the year, which returned -3.49%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The U.S. economy defied expectations in 2023 and provided a much-needed comeback for investors after a brutal 2022. While many forecasters had predicted a recession in 2023, the year was characterized by robust growth, strong consumer spending, steady job growth, and growing real wages. Bolstered by the combination of a solid economy, better-than-expected corporate earnings, and an apparent end to the Federal Reserve’s interest rate hikes, stocks rallied 25% in 2023. Furthermore, after peaking in 2022, inflation decelerated throughout the year due in large part to healing supply chains.

Although the economic news in 2023 was generally good, futures markets in all sectors were choppy and difficult to trend-follow, unlike the case in 2022. The SG CTA Index, an industry benchmark, was down -3.49% after a record 20.15% year in 2022 and most funds in the Morningstar Systematic Trend universe posted a negative return. As mentioned above, Institutional shares of the Managed Futures Strategy Fund returned 3.97% and was one of the few funds that saw positive returns during the year.

Within the Fund, the core trend-following strategy detracted from the overall return while the alpha strategies benefited overall return. The short-term strategies, a subset of the alpha strategies, were particularly strong performers, contributing positive returns in each of the four quarters and boosting the fund’s 2023 return into the black.

The core trend-following strategy saw gains from currencies, but these were overwhelmed by losses in commodities, equity indexes, and fixed income. The alpha strategies saw sufficient gains from equities to overcome losses in commodities, currencies, and fixed income. Overall, equities contributed positively to the Fund’s total return while commodities and fixed income detracted.

How did the Fund use derivatives during the Reporting Period?

The Fund’s performance is primarily derived from the trading of liquid futures. Futures are used to express investment views and hedge exposures across a wide range of global markets, including commodities, currencies, fixed income, and stock indexes. Positions held may be long or short depending on the investment view and/or nature of the hedge. The use of futures also enables the ready use of leverage, which actively facilitates portfolio diversification and risk management.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee, but the Fund’s adviser has agreed to waive fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

How was the Fund positioned at the end of the Reporting Period?

At the end of 2023, the Fund was net long equities, short bond yields (long bond futures), short commodities, and short the U.S. dollar. The Fund’s gross leverage was approximately 310%, with 55% of its expected risk in equities, 27% in currencies, 11% in commodities, and 7% in fixed income. The Fund’s net leverage was approximately 175%.

Performance displayed represents past performance which is no guarantee of future results.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve absolute returns.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Class A	March 2, 2007
Class C	March 2, 2007
Class P	March 2, 2007
Institutional Class	May 3, 2010

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	8.3%
Guggenheim Strategy Fund II	5.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.6%
Total	17.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	December 31, 2023

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2023

Average Annual Returns*

Periods Ended December 31, 2023

	1 Year	5 Year	10 Year
Class A Shares	3.63%	5.94%	2.01%
Class A Shares with sales charge†	(1.27%)	4.91%	1.51%
Class C Shares	2.88%	5.15%	1.25%
Class C Shares with CDSC‡	1.88%	5.15%	1.25%
Class P Shares	3.66%	5.93%	2.03%
Institutional Class Shares	3.97%	6.22%	2.27%
ICE BofA 3-Month U.S. Treasury Bill Index	5.05%	1.89%	1.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Class A shares and Class P shares only; performance for Class C shares and Institutional Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2023
MANAGED FUTURES STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 17.8%
Guggenheim Strategy Fund III[1]	235,195	$5,774,042
Guggenheim Strategy Fund II1	166,856	4,087,969
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	257,497	2,536,343
Total Mutual Funds
(Cost $12,548,781)		12,398,354

	Face Amount
U.S. TREASURY BILLS†† - 15.1%
U.S. Treasury Bills
5.17% due 01/09/24[2,3]	$10,545,000	10,534,247
Total U.S. Treasury Bills
(Cost $10,532,662)		10,534,247

REPURCHASE AGREEMENTS††,4 - 63.2%
J.P. Morgan Securities LLC issued 12/29/23 at 5.33% due 01/02/24	24,326,184	24,326,184
BofA Securities, Inc. issued 12/29/23 at 5.35% due 01/02/24	19,604,137	19,604,137
Total Repurchase Agreements
(Cost $43,930,321)		43,930,321

Total Investments - 96.1%
(Cost $67,011,764)		$66,862,922
Other Assets & Liabilities, net - 3.9%		2,686,532
Total Net Assets - 100.0%		$69,549,454

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Swiss Franc Futures Contracts	30	Mar 2024	$4,493,813	$148,116
Canadian Dollar Futures Contracts	136	Mar 2024	10,276,160	142,246
Mexican Peso Futures Contracts	168	Mar 2024	4,887,960	136,928
New Zealand Dollar Futures Contracts	75	Mar 2024	4,743,000	103,442
Euro FX Futures Contracts	97	Mar 2024	13,428,438	91,877
Japanese Yen Futures Contracts	46	Mar 2024	4,127,350	75,288
Australian Dollar Futures Contracts	124	Mar 2024	8,471,060	64,378
British Pound Futures Contracts	126	Mar 2024	10,042,200	62,572
			$60,469,981	$824,847
Equity Futures Contracts Purchased†
S&P/TSX 60 IX Index Futures Contracts	26	Mar 2024	$4,989,695	$158,672
NASDAQ-100 Index Mini Futures Contracts	18	Mar 2024	6,126,930	120,418
S&P 500 Index Mini Futures Contracts	19	Mar 2024	4,578,050	65,030
FTSE Taiwan Index Futures Contracts	67	Jan 2024	4,150,650	61,871

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Russell 2000 Index Mini Futures Contracts	36	Mar 2024	$3,684,600	$52,516
MSCI EAFE Index Futures Contracts	16	Mar 2024	1,801,920	41,050
Dow Jones Industrial Average Index Mini Futures Contracts	12	Mar 2024	2,280,180	33,396
FTSE 100 Index Futures Contracts††	66	Mar 2024	6,494,851	15,069
CAC 40 10 Euro Index Futures Contracts	32	Jan 2024	2,676,325	14,215
SPI 200 Index Futures Contracts††	7	Mar 2024	900,899	12,687
DAX Index Futures Contracts	2	Mar 2024	934,629	2,686
OMX Stockholm 30 Index Futures Contracts††	5	Jan 2024	119,501	1,224
FTSE MIB Index Futures Contracts	1	Mar 2024	168,893	943
CBOE Volatility Index Futures Contracts	81	May 2024	1,409,400	(160)
Euro STOXX 50 Index Futures Contracts	17	Mar 2024	856,382	(1,317)
Nikkei 225 (OSE) Index Futures Contracts	2	Mar 2024	472,114	(2,048)
CBOE Volatility Index Futures Contracts	112	Jun 2024	1,988,000	(4,181)
IBEX 35 Index Futures Contracts††	23	Jan 2024	2,565,320	(6,924)
Tokyo Stock Price Index Futures Contracts	21	Mar 2024	3,511,594	(17,377)
S&P MidCap 400 Index Mini Futures Contracts	15	Mar 2024	4,212,150	(27,061)
			$53,922,083	$520,709
Interest Rate Futures Contracts Purchased†
Euro - Schatz Futures Contracts	174	Mar 2024	$20,470,362	$79,152
Euro - BTP Italian Government Bond Futures Contracts††	17	Mar 2024	2,238,383	71,944
U.S. Treasury Ultra Long Bond Futures Contracts	7	Mar 2024	931,438	30,436
Euro - OATS Futures Contracts	15	Mar 2024	2,176,789	18,282
Euro - Bund Futures Contracts	20	Mar 2024	3,029,373	7,234
Australian Government 10 Year Bond Futures Contracts	17	Mar 2024	1,350,266	2,375
U.S. Treasury 2 Year Note Futures Contracts	16	Mar 2024	3,294,125	1,593
U.S. Treasury 10 Year Note Futures Contracts	8	Mar 2024	901,875	432
U.S. Treasury 5 Year Note Futures Contracts	1	Mar 2024	108,688	(2)
Euro - 30 year Bond Futures Contracts	2	Mar 2024	311,617	(604)
Euro - Bobl Futures Contracts	6	Mar 2024	790,216	(1,507)
			$35,603,132	$209,335
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	20	Feb 2024	$4,145,800	$145,811
Cocoa Futures Contracts	71	Mar 2024	2,982,000	94,181
Natural Gas Futures Contracts	32	Feb 2024	743,360	38,958
LME Primary Aluminum Futures Contracts	8	Feb 2024	473,800	17,437
NY Harbor ULSD Futures Contracts	13	Mar 2024	1,349,057	10,865
Platinum Futures Contracts	10	Apr 2024	502,950	9,673
LME Zinc Futures Contracts	4	Feb 2024	265,930	7,498
Cotton #2 Futures Contracts	17	Mar 2024	688,075	7,026
Lean Hogs Futures Contracts	19	Feb 2024	518,890	2,650
Sugar #11 Futures Contracts	3	Feb 2024	68,846	(1,456)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Brent Crude Futures Contracts	2	Jan 2024	$154,160	$(5,163)
WTI Crude Futures Contracts	2	Jan 2024	142,760	(5,363)
Low Sulphur Gas Oil Futures Contracts	15	Feb 2024	1,112,250	(7,634)
NY Harbor ULSD Futures Contracts	9	Jan 2024	963,673	(8,505)
Silver Futures Contracts	1	Mar 2024	120,175	(8,841)
Soybean Meal Futures Contracts	20	Mar 2024	772,200	(9,283)
Soybean Futures Contracts	21	Mar 2024	1,362,375	(14,180)
Coffee ‘C’ Futures Contracts	15	Mar 2024	1,058,625	(14,657)
Gasoline RBOB Futures Contracts	22	Jan 2024	1,948,901	(34,819)
Coffee ‘C’ Futures Contracts	11	May 2024	768,488	(37,366)
Corn Futures Contracts	204	Mar 2024	4,801,650	(45,375)
Live Cattle Futures Contracts	37	Jun 2024	2,515,260	(47,515)
			$27,459,225	$93,942
Commodity Futures Contracts Sold Short†
ICE Endex Dutch TTF Natural Gas Futures Contracts	70	Feb 2024	$1,846,137	$215,339
Red Spring Wheat Futures Contracts	60	Mar 2024	2,169,750	73,837
Gasoline RBOB Futures Contracts	14	Mar 2024	1,362,102	50,121
Coffee ‘C’ Futures Contracts	11	Jul 2024	769,106	36,816
Live Cattle Futures Contracts	10	Feb 2024	674,100	36,479
Silver Futures Contracts	16	Mar 2024	1,922,800	34,581
Corn Futures Contracts	42	Mar 2024	988,575	31,050
Live Cattle Futures Contracts	33	Apr 2024	2,272,380	21,576
Sugar #11 Futures Contracts	9	Feb 2024	206,539	16,138
Soybean Oil Futures Contracts	59	Mar 2024	1,704,510	15,715
Hard Red Winter Wheat Futures Contracts	38	Mar 2024	1,223,125	15,320
Natural Gas Futures Contracts	108	Jan 2024	2,708,640	8,954
WTI Crude Futures Contracts	6	Jan 2024	428,280	8,195
Lean Hogs Futures Contracts	4	Feb 2024	109,240	7,802
Brent Crude Futures Contracts	7	Jan 2024	539,560	6,125
Soybean Futures Contracts	2	Mar 2024	129,750	1,425
Copper Futures Contracts	23	Mar 2024	2,238,188	1,335
Cotton #2 Futures Contracts	5	Mar 2024	202,375	134
LME Lead Futures Contracts	9	Feb 2024	464,029	(4,194)
NY Harbor ULSD Futures Contracts	10	Jan 2024	1,070,748	(16,066)
LME Primary Aluminum Futures Contracts	19	Feb 2024	1,125,275	(16,364)
Wheat Futures Contracts	128	Mar 2024	4,024,000	(17,955)
Cattle Feeder Futures Contracts	9	Mar 2024	1,004,062	(23,680)
Palladium Futures Contracts	5	Mar 2024	552,250	(24,526)
Natural Gas Futures Contracts	35	Mar 2024	806,050	(29,199)
LME Nickel Futures Contracts	22	Feb 2024	2,180,706	(43,852)
LME Zinc Futures Contracts	58	Feb 2024	3,855,985	(266,786)
			$36,578,262	$138,320

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MANAGED FUTURES STRATEGY FUND

Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Sold Short†
CBOE Volatility Index Futures Contracts	105	Jan 2024	$1,480,500	$79,304
FTSE 100 Index Futures Contracts††	14	Mar 2024	1,377,696	(5,976)
FTSE/JSE TOP 40 Index Futures Contracts††	52	Mar 2024	2,010,216	(17,892)
			$4,868,412	$55,436
Currency Futures Contracts Sold Short†
Canadian Dollar Futures Contracts	7	Mar 2024	$528,920	$(12,318)
Australian Dollar Futures Contracts	17	Mar 2024	1,161,355	(43,028)
Japanese Yen Futures Contracts	15	Mar 2024	1,345,875	(43,974)
Swiss Franc Futures Contracts	30	Mar 2024	4,493,813	(182,800)
			$7,529,963	$(282,120)
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	5	Mar 2024	$665,313	$4,621
U.S. Treasury 10 Year Note Futures Contracts	10	Mar 2024	1,127,344	(77)
U.S. Treasury 5 Year Note Futures Contracts	26	Mar 2024	2,825,875	(3,734)
U.S. Treasury Long Bond Futures Contracts	2	Mar 2024	249,000	(4,563)
U.S. Treasury 2 Year Note Futures Contracts	111	Mar 2024	22,852,992	(14,627)
Australian Government 3 Year Bond Futures Contracts	130	Mar 2024	9,474,847	(67,644)
Long Gilt Futures Contracts††	31	Mar 2024	4,066,623	(163,436)
Canadian Government 10 Year Bond Futures Contracts	63	Mar 2024	5,904,422	(186,576)
			$47,166,416	$(436,036)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2023
MANAGED FUTURES STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at December 31, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
ICE — Intercontinental Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2023 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,398,354	$—	$—	$12,398,354
U.S. Treasury Bills	—	10,534,247	—	10,534,247
Repurchase Agreements	—	43,930,321	—	43,930,321
Commodity Futures Contracts**	915,041	—	—	915,041
Currency Futures Contracts**	824,847	—	—	824,847
Equity Futures Contracts**	630,101	28,980	—	659,081
Interest Rate Futures Contracts**	144,125	71,944	—	216,069
Total Assets	$14,912,468	$54,565,492	$—	$69,477,960

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Commodity Futures Contracts**	$682,779	$—	$—	$682,779
Interest Rate Futures Contracts**	279,334	163,436	—	442,770
Currency Futures Contracts**	282,120	—	—	282,120
Equity Futures Contracts**	52,144	30,792	—	82,936
Total Liabilities	$1,296,377	$194,228	$—	$1,490,605

**	This derivative is reported as unrealized appreciation/depreciation at period end.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2023
MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2023 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126823000217/gug86449-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended December 31, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Shares 12/31/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$4,011,215	$—	$—	$—	$76,754	$4,087,969	166,856	$218,707
Guggenheim Strategy Fund III	5,658,797	—	—	—	115,245	5,774,042	235,195	304,734
Guggenheim Ultra Short Duration Fund — Institutional Class	2,482,268	—	—	—	54,075	2,536,343	257,497	134,317
	$12,152,280	$—	$—	$—	$246,074	$12,398,354		$657,758

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MANAGED FUTURES STRATEGY FUND

December 31, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $10,532,662)	$10,534,247
Investments in affiliated issuers, at value (cost $12,548,781)	12,398,354
Repurchase agreements, at value (cost $43,930,321)	43,930,321
Cash	5,780
Segregated cash with broker	3,231,582
Receivables:
Fund shares sold	97,079
Dividends	57,331
Interest	19,545
Other assets	8,148
Total assets	70,282,387

Liabilities:
Payable for:
Variation margin on futures contracts	547,557
Management fees	52,456
Transfer agent fees	23,412
Fund shares redeemed	19,645
Portfolio accounting and administration fees	9,057
Distribution and service fees	4,559
Trustees’ fees*	938
Miscellaneous	75,309
Total liabilities	732,933
Net assets	$69,549,454

Net assets consist of:
Paid in capital	$109,712,532
Total distributable earnings (loss)	(40,163,078)
Net assets	$69,549,454
Class A:
Net assets	$5,973,936
Capital shares outstanding	289,048
Net asset value per share	$20.67
Maximum offering price per share (Net asset value divided by 95.25%)	$21.70
Class C:
Net assets	$1,789,156
Capital shares outstanding	99,259
Net asset value per share	$18.03
Class P:
Net assets	$7,696,392
Capital shares outstanding	369,842
Net asset value per share	$20.81

Institutional Class:
Net assets	$54,089,970
Capital shares outstanding	2,528,361
Net asset value per share	$21.39

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS
MANAGED FUTURES STRATEGY FUND

Year Ended December 31, 2023

Investment Income:
Dividends from securities of affiliated issuers	$657,758
Interest	2,293,016
Total investment income	2,950,774

Expenses:
Management fees	591,885
Distribution and service fees:
Class A	15,728
Class C	21,509
Class P	24,408
Transfer agent fees	93,431
Portfolio accounting and administration fees	87,166
Professional fees	48,854
Trustees’ fees*	8,524
Custodian fees	8,259
Miscellaneous	83,900
Total expenses	983,664
Less:
Expenses waived by Adviser	(84,553)
Net expenses	899,111
Net investment income	2,051,663

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$39,387
Futures contracts	(912,377)
Foreign currency transactions	(13,258)
Net realized loss	(886,248)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	30
Investments in affiliated issuers	246,074
Futures contracts	(298,949)
Foreign currency translations	(1,153)
Net change in unrealized appreciation (depreciation)	(53,998)
Net realized and unrealized loss	(940,246)
Net increase in net assets resulting from operations	$1,111,417

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,051,663	$118,179
Net realized gain (loss) on investments	(886,248)	2,034,368
Net change in unrealized appreciation (depreciation) on investments	(53,998)	1,087,050
Net increase in net assets resulting from operations	1,111,417	3,239,597

Distributions to shareholders:
Class A	(60,807)	(290,823)
Class C	(10,786)	(105,236)
Class P	(74,874)	(376,691)
Institutional Class	(677,597)	(1,029,250)
Total distributions to shareholders	(824,064)	(1,802,000)

Capital share transactions:
Proceeds from sale of shares
Class A	673,620	1,054,342
Class C	514,570	2,333,140
Class P	34,686,211	38,401,599
Institutional Class	51,051,944	27,909,131
Distributions reinvested
Class A	58,467	282,405
Class C	10,783	103,217
Class P	74,034	369,009
Institutional Class	676,773	1,026,092
Cost of shares redeemed
Class A	(1,396,454)	(1,183,747)
Class C	(900,508)	(778,290)
Class P	(35,050,246)	(38,944,183)
Institutional Class	(19,431,389)	(14,913,234)
Net increase from capital share transactions	30,967,805	15,659,481
Net increase in net assets	31,255,158	17,097,078

Net assets:
Beginning of year	38,294,296	21,197,218
End of year	$69,549,454	$38,294,296

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MANAGED FUTURES STRATEGY FUND

	Year Ended December 31, 2023	Year Ended December 31, 2022
Capital share activity:
Shares sold
Class A	32,583	50,726
Class C	28,557	121,236
Class P	1,653,977	1,893,070
Institutional Class	2,388,138	1,237,422
Shares issued from reinvestment of distributions
Class A	2,820	14,328
Class C	596	5,987
Class P	3,548	18,599
Institutional Class	31,551	50,348
Shares redeemed
Class A	(67,605)	(56,772)
Class C	(50,220)	(41,924)
Class P	(1,702,669)	(1,859,103)
Institutional Class	(911,234)	(697,841)
Net increase in shares	1,410,042	736,076

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED FINANCIAL HIGHLIGHTS
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class A	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$20.16	$18.41	$17.96	$18.96	$17.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.05	(.18)	(.12)	.15
Net gain (loss) on investments (realized and unrealized)	.02	2.67	.63	.48	1.16
Total from investment operations	.72	2.72	.45	.36	1.31
Less distributions from:
Net investment income	(.21)	(.97)	—	(1.36)	—
Total distributions	(.21)	(.97)	—	(1.36)	—
Net asset value, end of period	$20.67	$20.16	$18.41	$17.96	$18.96

Total Return[b]	3.63%	14.76%	2.51%	2.01%	7.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,974	$6,478	$5,760	$6,306	$7,033
Ratios to average net assets:
Net investment income (loss)	3.39%	0.22%	(0.99%)	(0.62%)	0.82%
Total expenses[c]	1.89%	1.91%	1.88%	1.87%	1.90%
Net expenses[d]	1.74%	1.75%	1.73%	1.75%	1.80%
Portfolio turnover rate	—	7%	27%	111%	26%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class C	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$17.63	$16.28	$16.00	$17.03	$15.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	(.06)	(.29)	(.23)	.01
Net gain (loss) on investments (realized and unrealized)	.02	2.33	.57	.41	1.05
Total from investment operations	.50	2.27	.28	.18	1.06
Less distributions from:
Net investment income	(.10)	(.92)	—	(1.21)	—
Total distributions	(.10)	(.92)	—	(1.21)	—
Net asset value, end of period	$18.03	$17.63	$16.28	$16.00	$17.03

Total Return[b]	2.88%	13.96%	1.75%	1.25%	6.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,789	$2,121	$570	$1,121	$1,815
Ratios to average net assets:
Net investment income (loss)	2.67%	(0.31%)	(1.74%)	(1.37%)	0.06%
Total expenses[c]	2.62%	2.65%	2.63%	2.62%	2.65%
Net expenses[d]	2.47%	2.49%	2.49%	2.50%	2.57%
Portfolio turnover rate	—	7%	27%	111%	26%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Class P	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$20.30	$18.48	$18.03	$19.00	$17.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.01	(.18)	(.12)	.15
Net gain (loss) on investments (realized and unrealized)	—	2.73	.63	.49	1.15
Total from investment operations	.71	2.74	.45	.37	1.30
Less distributions from:
Net investment income	(.20)	(.92)	—	(1.34)	—
Total distributions	(.20)	(.92)	—	(1.34)	—
Net asset value, end of period	$20.81	$20.30	$18.48	$18.03	$19.00

Total Return	3.66%	14.75%	2.50%	2.05%	7.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,696	$8,423	$6,697	$7,741	$10,946
Ratios to average net assets:
Net investment income (loss)	3.42%	0.07%	(0.99%)	(0.63%)	0.82%
Total expenses[c]	1.87%	1.91%	1.88%	1.88%	1.90%
Net expenses[d]	1.72%	1.74%	1.73%	1.77%	1.81%
Portfolio turnover rate	—	7%	27%	111%	26%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MANAGED FUTURES STRATEGY FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
Per Share Data
Net asset value, beginning of period	$20.86	$19.00	$18.49	$19.48	$18.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.80	.14	(.14)	(.08)	.21
Net gain (loss) on investments (realized and unrealized)	—	2.74	.65	.49	1.18
Total from investment operations	.80	2.88	.51	.41	1.39
Less distributions from:
Net investment income	(.27)	(1.02)	—	(1.40)	—
Total distributions	(.27)	(1.02)	—	(1.40)	—
Net asset value, end of period	$21.39	$20.86	$19.00	$18.49	$19.48

Total Return	3.97%	15.03%	2.76%	2.29%	7.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,090	$21,272	$8,169	$7,802	$7,195
Ratios to average net assets:
Net investment income (loss)	3.71%	0.63%	(0.73%)	(0.38%)	1.07%
Total expenses[c]	1.61%	1.64%	1.63%	1.61%	1.65%
Net expenses[d]	1.46%	1.48%	1.48%	1.49%	1.55%
Portfolio turnover rate	—	7%	27%	111%	26%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, Class A shares, Class C shares, Class H shares, Class P shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of Class A shares. Class A shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Class A share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Class C shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Class C shares automatically convert to Class A shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At December 31, 2023, the Trust consisted of fifty-two funds (each, a “Fund” and collectively, the “Funds”).

This report covers the Managed Futures Strategy Fund, a diversified investment company. At December 31, 2023, Class A, Class C, Class P and Institutional Class shares have been issued by the Fund.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2023	% of Net Assets of the Fund at December 31, 2023
05/01/08	$12,348,715	17.8%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class on the specified date.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If a pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using a pricing service provider.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation of the underlying securities would provide a more accurate valuation of the futures contract.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(e) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis.

(f) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(g) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(h) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at December 31, 2023.

(i) Indemnifications

Under the Trust’s organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 2 – Derivatives

As part of its investment strategies, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

If the Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage, Liquidity, Speculation	$97,833,845	$155,354,977

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/interest rate/currency/commodity futures contracts	—	Variation margin on futures contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at December 31, 2023:

Asset Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2023
$659,081	$824,847	$216,069	$915,041	$2,615,038

Liability Derivative Investments Value
Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Total Value at December 31, 2023
$82,936	$282,120	$442,770	$682,779	$1,490,605

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Consolidated Statement of Assets and Liabilities.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/interest rate/currency/commodity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$1,719,414	$(666,402)	$(38,852)	$(1,926,537)	$(912,377)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consoldiated Statement of Operations
Futures Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
$682,275	$572,787	$(1,178,097)	$(375,914)	$(298,949)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Consolidated Statement of Assets and Liabilities. The Fund does not have any derivative financial instruments that are subject to enforceable master netting arrangements as of December 31, 2023.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of December 31, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
Goldman Sachs International	Futures contracts	$3,231,582	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI an investment advisory fee calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the Fund waived $78,286 related to advisory fees in the Subsidiary.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to Class A and Class P shares, for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Providers out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to Class C shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s Class C shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended December 31, 2023, GFD retained sales charges of $72,181 relating to sales of Class A shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2023, the Fund waived $6,267 related to investments in affiliated funds.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Notes
5.33%			0.38% - 4.50%
Due 01/02/24	$132,111,694	$132,170,374	Due 03/31/24 - 02/15/33	$135,741,000	$134,749,446

			U.S. Treasury Bills
			0.00%
			Due 01/16/24 - 10/03/24	1,900	1,857

			U.S. Treasury Strip
			0.00%
			Due 11/15/30	2,000	1,538

			U.S. Treasury Bonds
			4.75% - 6.63%
			Due 02/15/27 - 11/15/43	900	980

			U.S. Treasury Floating Rate Note
			5.53%
			Due 01/31/25	200	202
				135,746,000	134,754,023
BofA Securities, Inc.			U.S. Treasury Strip
5.35%			0.00%
Due 01/02/24	106,467,001	106,514,467	Due 02/15/41	201,313,820	96,703,107

			U.S. Treasury Bond
			2.88%
			Due 05/15/49	14,701,200	11,834,352

			U.S. Treasury Note
			1.63%
			Due 08/15/29	65,700	58,882
				216,080,720	108,596,341

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$824,064	$—	$824,064

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$1,802,000	$—	$1,802,000

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of December 31, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$1,687,508	$—	$(19,559,011)	$(24,287,883)	$—	$(42,159,386)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of December 31, 2023, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(4,123,353)	$(20,164,530)	$(24,287,883)

For the year ended December 31, 2023, the following capital loss carryforward amounts were utilized:

Utilized
$1,358,991

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in subsidiaries, foreign currency gains and losses, losses deferred due to wash sales, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2023 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$(1,637,628)	$1,637,628

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$92,061,267	$5,231,188	$(24,790,135)	$(19,558,947)

Note 8 – Securities Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$—	$—

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended December 31, 2023, the Fund did not engage in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.15% for the year ended December 31, 2023. The Fund did not have any borrowings outstanding under this agreement at December 31, 2023.

Note 10 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

economic conditions), changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 11 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Managed Futures Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Managed Futures Strategy Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Rydex Series Funds) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
February 27, 2024

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended December 31, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction
0.00%	0.00%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)(concluded)

request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Fund’s Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	153

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	152

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, Lydon Media (2016-present); Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX Group (financial advisor content, research, index and digital distribution provider) (2022-present). Former: Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-2023); Director, GDX Index Partners, LLC (index provider) (2021-2023).	152

Current: The 2023 ETF Series Trust (4) (2023-present); The 2023 ETF Series Trust II (1) (2023-present); US Global Investors, Inc. (GROW) (1995-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	153

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); Endeavor Health (2012-present).

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	152

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Guggenheim Energy & Income Fund (2019-2023); Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	152

Former: Guggenheim Energy & Income Fund (2015-2023); Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust’s Independent Trustees Retirement Policy and the Trust’s organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.

***

Each Trustee serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

Each officer serves an indefinite term, until his or her successor is duly elected and qualified, or until his or her earlier death, inability to serve, resignation or removal. Time served may include time served in the respective position for certain predecessor entities of the Trust.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2023 were $99,823 and $99,823, respectively.

(b)       Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(c)        Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2023 and December 31, 2022 were $40,130 and $38,433, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d)        All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2023 and December 31, 2022 were $0 and $0, respectively.

(e)        Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter, (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.     Audit Services

a.     Annual financial statement audits

b.     Seed audits (related to new product filings, as required)

c.     SEC and regulatory filings and consents

2.     Audit-Related Services

a.     Accounting consultations

b.     Fund merger/reorganization support services

c.     Other accounting related matters

d.     Agreed upon procedures reports

e.     Attestation reports

f.      Other internal control reports

3.     Tax Services

a.     Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.     Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1.  the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.        the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.        the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.        such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)         Not applicable.

(g)        Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $40,130 and $38,433, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(h)        Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 14. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	March 7, 2024

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	March 7, 2024

*	Print the name and title of each signing officer under his or her signature.